PRELIMINARY TERM SHEET

Renaissance Mortgage Acceptance Corp. 2004-3 Home Equity Loan Asset-Backed Certificates, Series 2004-3 $[623,360,000] Offered Certificates (approximate)

Delta Funding Corporation (Originator) Renaissance Mortgage Acceptance Corp. (Depositor)

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-3

$[623,360,000] (Approximate)

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Pprospectus and the Prospectus Ssupplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Pprospectus and, if required, a Pprospectus Ssupplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus, and Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-3

$[623,360,000] (Approximate)

Structure Overview – Offered Certificates

To 10% Optional Termination
Class	Approx. Size ($) (1)(2)	Type	Bmark	Est. WAL(3) (yrs)	Est. Prin. Window(3) (mos)	Expected Final Maturity(3)	Stated Final Maturity(4)	Expected Ratings (S&P/Moody’s/Fitch)
AV-1	140,000,000	Senior	1mL	2.82	1-98	Nov 2012	Nov 2034	AAA/Aaa/AAA
AF-1	143,587,000	Senior / Sequential	1mL	0.90	1-19	Apr 2006	Nov 2034	AAA/Aaa/AAA
AF-2	78,733,000	Senior / Sequential	Fixed	2.00	19-30	Mar 2007	Nov 2034	AAA/Aaa/AAA
AF-3	56,795,000	Senior / Sequential	Fixed	3.00	30-48	Sep 2008	Nov 2034	AAA/Aaa/AAA
AF-4	35,930,000	Senior / Sequential	Fixed	5.00	48-80	May 2011	Nov 2034	AAA/Aaa/AAA
AF-5	22,635,000	Senior / Sequential	Fixed	8.01	80-98	Nov 2012	Nov 2034	AAA/Aaa/AAA
AF-6	50,000,000	Senior / NAS	Fixed	6.57	40-98	Nov 2012	Nov 2034	AAA/Aaa/AAA
M-1	19,200,000	Subordinate	Fixed	5.45	38-98	Nov 2012	Nov 2034	AA+/Aa1/AA+
M-2	17,280,000	Subordinate	Fixed	5.44	38-98	Nov 2012	Nov 2034	AA/Aa2/AA
M-3	9,920,000	Subordinate	Fixed	5.44	38-98	Nov 2012	Nov 2034	AA-/Aa3/AA-
M-4	11,200,000	Subordinate	Fixed	5.43	37-98	Nov 2012	Nov 2034	A+/A1/A+
M-5	8,000,000	Subordinate	Fixed	5.43	37-98	Nov 2012	Nov 2034	A/A2/A
M-6	8,960,000	Subordinate	Fixed	5.43	37-98	Nov 2012	Nov 2034	A-/A3/A-
M-7	6,400,000	Subordinate	Fixed	5.43	37-98	Nov 2012	Nov 2034	BBB+/Baa1/BBB+
M-8	7,360,000	Subordinate	Fixed	5.43	37-98	Nov 2012	Nov 2034	BBB/Baa2/BBB
M-9	7,360,000	Subordinate	Fixed	5.43	37-98	Nov 2012	Nov 2034	BBB-/Baa3/BBB-

Fixed Rate Mortgage Loans	[23]% HEP
Adjustable Rate Mortgage Loans	[28]% CPR

(1)

Certificate sizes are subject to a variance of +/- 5%.

(2)

Certificate sizes are subject to final rating agency approval.

(3)

Calculated based on the Pricing Speed

(4)

The stated final maturity date was determined by adding one month to the latest maturity date of the Mortgage Loans expected to be acquired by the Trust.

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Pprospectus and the Prospectus Ssupplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Pprospectus and, if required, a Pprospectus Ssupplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus, and Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-3

$[623,360,000] (Approximate)

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Pprospectus and the Prospectus Ssupplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Pprospectus and, if required, a Pprospectus Ssupplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus, and Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-3

$[623,360,000] (Approximate)

Structure Overview – Offered Certificates

To Maturity
Class	Approx. Size ($) (1)(2)	Type	Bmark	Est. WAL(3) (yrs)	Est. Prin. Window(3) (mos)	Expected Final Maturity(3)	Stated Final Maturity(4)	Expected Ratings (S&P/Moody’s/Fitch)
AV-1	140,000,000	Senior	1mL	3.00	1-213	Jun 2022	Nov 2034	AAA/Aaa/AAA
AF-1	143,587,000	Senior / Sequential	1mL	0.90	1-19	Apr 2006	Nov 2034	AAA/Aaa/AAA
AF-2	78,733,000	Senior / Sequential	Fixed	2.00	19-30	Mar 2007	Nov 2034	AAA/Aaa/AAA
AF-3	56,795,000	Senior / Sequential	Fixed	3.00	30-48	Sep 2008	Nov 2034	AAA/Aaa/AAA
AF-4	35,930,000	Senior / Sequential	Fixed	5.00	48-80	May 2011	Nov 2034	AAA/Aaa/AAA
AF-5	22,635,000	Senior / Sequential	Fixed	11.78	80-209	Feb 2022	Nov 2034	AAA/Aaa/AAA
AF-6	50,000,000	Senior / NAS	Fixed	6.84	40-207	Dec 2021	Nov 2034	AAA/Aaa/AAA
M-1	19,200,000	Subordinate	Fixed	6.00	38-174	Mar 2019	Nov 2034	AA+/Aa1/AA+
M-2	17,280,000	Subordinate	Fixed	5.96	38-167	Aug 2018	Nov 2034	AA/Aa2/AA
M-3	9,920,000	Subordinate	Fixed	5.94	38-159	Dec 2017	Nov 2034	AA-/Aa3/AA-
M-4	11,200,000	Subordinate	Fixed	5.91	37-153	Jun 2017	Nov 2034	A+/A1/A+
M-5	8,000,000	Subordinate	Fixed	5.87	37-146	Nov 2016	Nov 2034	A/A2/A
M-6	8,960,000	Subordinate	Fixed	5.83	37-140	May 2016	Nov 2034	A-/A3/A-
M-7	6,400,000	Subordinate	Fixed	5.78	37-132	Sep 2015	Nov 2034	BBB+/Baa1/BBB+
M-8	7,360,000	Subordinate	Fixed	5.70	37-125	Feb 2015	Nov 2034	BBB/Baa2/BBB
M-9	7,360,000	Subordinate	Fixed	5.56	37-114	Mar 2014	Nov 2034	BBB-/Baa3/BBB-

Fixed Rate Mortgage Loans	[23]% HEP
Adjustable Rate Mortgage Loans	[28]% CPR

(1)

Certificate sizes are subject to a variance of +/- 5%.

(2)

Certificate sizes are subject to final rating agency approval.

(3)

Calculated based on the Pricing Speed

(4)

The stated final maturity date was determined by adding one month to the latest maturity date of the Mortgage Loans expected to be acquired by the Trust.

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Pprospectus and the Prospectus Ssupplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Pprospectus and, if required, a Pprospectus Ssupplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus, and Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-3

$[623,360,000] (Approximate)

The Class A-IO Certificate does not have a certificate principal balance but will accrue interest at a rate of 6.00% per annum for 24 months on a scheduled notional amount, collectively, which is the sum of the Group I A-IO component and the Group II A-IO component. The notional amount of each A-IO component will be equal to the lesser of (i) the aggregate principal balance of the loans in the related group reduced by up to $100,000 and (ii) the notional amount specified in the schedule set forth under “Class A-IO Notional Amount” below.  The Group I A-IO component and the Group II A-IO component may not be traded separately.

Transaction Summary
Transaction:	Home Equity Loan Asset-Backed Certificates, Series 2004-3.
Certificates Offered:

The “Class A or Senior Certificates” will consist of the Class AV-1, Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates. The “Subordinate Certificates” will consist of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Offered Certificates.”

Insured Certificates:	The “Insured Certificates” will consist of the Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates.
Group I Certificates:	The “Group I Certificates” will consist of the Class AV-1 Certificates.
Group II Certificates:	The “Group II Certificates” will consist of the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates.
Floating Rate Certificates:	The “Floating Rate Certificates” will consist of the Group I Certificates and Class AF-1 Certificates.
Fixed Rate Certificates:	The “Fixed Rate Certificates” will consist of the Group II Certificates (other than the Class AF-1 Certificates) and Subordinate Certificates.
DepositorIssuer:	Renaissance Mortgage Acceptance Corp. 2004-3.
Originator:	Delta Funding Corporation.
Servicer:	Ocwen Federal Bank FSB.
Servicing Fee:

With respect to each Distribution Date, the Servicer will be entitled to a fee equal to 1/12 of 0.50% of the aggregate principal balance of the Mortgage Loans (the “Servicing Fee”), plus any reimbursable amounts.

Trustee/Custodian:	Wells Fargo Bank, N. A. (“Wells Fargo”).
Trustee Fee:

With respect to each Distribution Date, the Trustee will be entitled to a fee equal to the sum of (i) 1/12 of  0.01% of the aggregate principal balance of the Mortgage Loans and (ii) $750 (the “Trustee Fee”).

Lead Underwriter:	Citigroup Global Markets Inc.
Co-Manager:	Greenwich Capital Markets, Inc.
Certificate Insurer:	Financial Security Assurance Inc. (“FSA,” or the “Certificate Insurer”).
Pricing Date:	September [ ], 2004
Settlement Date:	September 29, 2004
Expected Settlement DateRecord Date:

For the Floating Rate Certificates, the Business Day immediately preceding the Distribution Date. For the Fixed Rate Certificates, the last business day of the month preceding the month in which such Distribution Date occurs., 2002

Distribution Date:	For the Offered Certificates, the 25th of each month, or the next succeeding Business Dayy (First Distribution Date: September October 25, 2004).
Cut-Off Date:	For each Mortgage Loan in the mortgage pool on the Closing Date, the later of (i) the origination date of the Mortgage Loan or (ii) September 1, 2004.
Statistical Calculation Date:	September 1, 2004.
Interest Accrual Period:

The interest accrual period with respect to the Floating Rate Certificates for a given Distribution Date will be the period beginning on the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis).

The interest accrual period for the Fixed Rate Certificates with respect to any Distribution Date will be the calendar month preceding such Distribution Date (based on a 360-day year consisting of twelve 30-day months).

Accrued Interest:

The Floating Rate Certificates will settle with no accrued interest.  The Fixed Rate Certificates will settle with accrued interest.  The price to be paid by investors for the Fixed Rate Certificates will include accrued interest from September 1, 2004, up to, but not including, the Settlement Date.

Delay Days:	0 days on the Floating Rate Certificates. 24 days on the Fixed Rate Certificates.
Rating Agencies:	With respect the Offered Certificates, Standard and Poor’s Rating Services (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings (“Fitch”).
Expected Ratings:	It is anticipated that the Offered Certificates will be rated as follows:

Class	S&P	Moody’s	Fitch
AV-1	AAA	Aaa	AAA
AF-1	AAA	Aaa	AAA
AF-2	AAA	Aaa	AAA
AF-3	AAA	Aaa	AAA
AF-4	AAA	Aaa	AAA
AF-5	AAA	Aaa	AAA
AF-6	AAA	Aaa	AAA
M-1	AA+	Aa1	AA+
M-2	AA	Aa2	AA
M-3	AA-	Aa3	AA-
M-4	A+	A1	A+
M-5	A	A2	A
M-6	A-	A3	A-
M-7	BBB+	Baa1	BBB+
M-8	BBB	Baa2	BBB
M-9	BBB-	Baa3	BBB-

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Pprospectus and the Prospectus Ssupplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Pprospectus and, if required, a Pprospectus Ssupplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus, and Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-3

$[623,360,000] (Approximate)

Transaction Summary
Initial and Additional Mortgage Loans:

As of September 1, 2004, the aggregate scheduled principal balance of the mortgage loans described herein will be approximately $409,790,141, consisting of approximately (i) $322,759,678 of fixed-rate Mortgage Loans (the “Initial Fixed-Rate Mortgage Loans”) and (ii) approximately $87,030,463 of adjustable-rate Mortgage Loans (the “Initial Adjustable-Rate Mortgage Loans,” and together with the Initial Fixed-Rate Mortgage Loans, the “Initial Mortgage Loans”).  See attached collateral descriptions for more information.

On or prior to the Closing Date, approximately $230,209,859 of additional mortgage loans having similar characteristics to the Initial Mortgage Loans will be added to the trust, consisting of (i) approximately $177,240,322 of additional fixed-rate Mortgage Loans (the “Additional Fixed-Rate Mortgage Loans”) and (ii) approximately $52,969,537 of additional adjustable-rate Mortgage Loans (the “Additional Adjustable-Rate Mortgage Loans,” and together with the Additional Fixed-Rate Mortgage Loans, the “Additional Mortgage Loans”).  On the Closing Date, the Initial Mortgage Loans and the Additional Mortgage Loans will be the “Closing Date Mortgage Loans.”

Clearing:	DTC, Euroclear or Clearstream.
SMMEA Eligibility:

The Group I Certificates will constitute “mortgage related securities” for purposes of SMMEA.  The Group II and Subordinate Certificates will NOT constitute “mortgage related securities” for purposes of SMMEA.

ERISA Eligibility:	The Offered Certificates are expected to be ERISA eligible.
Minimum Denominations:	$25,000 and integral multiples of $1 in excess thereof.
Tax Status:	It is anticipated that the Offered Certificates will be treated as REMIC regular interests for tax purposes.

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Pprospectus and the Prospectus Ssupplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Pprospectus and, if required, a Pprospectus Ssupplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus, and Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-3

$[623,360,000] (Approximate)

Transaction Summary
Adjusted Net Mortgage Rate:	The “Adjusted Net Mortgage Rate” for each Mortgage Loan is equal to the loan rate less the sum of (i) the Servicing Fee and (ii) the Trustee Fee.
Pass-Through Rate:

The monthly Pass-Through Rate for the Floating Rate Certificates on each Distribution Date is the lesser of (i) the applicable formula rate and (ii) the related Net WAC Rate.

The formula rate for the Floating Rate Certificates will be 1-Month LIBOR plus a margin which will be set at pricing.

The monthly Pass-Through Rate for the Fixed Rate Certificates will be the lesser of (i) the fixed rate determined at the time of pricing and (ii) the related Net WAC Rate.

After the Optional Termination Date, if Servicer fails to exercise its right to terminate the Trust, the coupons on any then outstanding Certificates will increase according to the following:

Class	After Optional Termination Date
Class AV-1	2 * Initial Margin
Class AF-1	2 * Initial Margin
Class AF-2	Initial Coupon + [0.50]%
Class AF-3	Initial Coupon + [0.50]%
Class AF-4	Initial Coupon + [0.50]%
Class AF-5	Initial Coupon + [0.50]%
Class AF-6	Initial Coupon + [0.50]%
Class M-1	Initial Coupon + [0.50]%
Class M-2	Initial Coupon + [0.50]%
Class M-3	Initial Coupon + [0.50]%
Class M-4	Initial Coupon + [0.50]%
Class M-5	Initial Coupon + [0.50]%
Class M-6	Initial Coupon + [0.50]%
Class M-7	Initial Coupon + [0.50]%
Class M-8	Initial Coupon + [0.50]%
Class M-9	Initial Coupon + [0.50]%

Group I Net WAC Rate:

With respect to any Distribution Date and the Group I Certificates, a rate per annum equal to the product of (i) the weighted average of the Adjusted Net Mortgage Rates on the Group I Mortgage Loans as of the beginning of the related Due Period and (ii) a fraction, the numerator of which is 30 and denominator of which is the actual number of days in the related Interest Accrual Period.

Group II Net WAC Rate:

With respect to any Distribution Date and each class of the Group II Certificates, a rate per annum equal to the weighted average of the Adjusted Net Mortgage Rates on the Group II Mortgage Loans as of the beginning of the related Due Period less the premium rate payable to the Certificate Insurer, expressed as a per annum rate, multiplied by a fraction equal to (a) the aggregate class principal balance of the Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates divided by (b) the aggregate principal balance of the Group II Mortgage Loans as of the beginning of the related Due Period and with respect to the Class AF-1 Certificates only, multiplied by a fraction, the numerator of which is 30 and denominator of which is the actual number of days in the related Interest Accrual Period.

Subordinate Net WAC Rate:

With respect to any Distribution Date and the Subordinate Certificates, a rate per annum equal to the weighted average of the Group I Net WAC Rate and the Group II Net WAC Rate weighted in proportion to the results of subtracting from the aggregate principal balance of each related loan group the current certificate principal balance of the related Class A Certificates immediately prior to such Distribution Date.

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Pprospectus and the Prospectus Ssupplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Pprospectus and, if required, a Pprospectus Ssupplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus, and Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-3

$[623,360,000] (Approximate)

Transaction Summary
Net WAC Rate Carryover Amount:

The “Net WAC Rate Carryover Amount” for any Distribution Date and Class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such Class without regard to the related Net WAC Rate over (b) the amount of interest accrued on such Class based on the related Net WAC Rate and (ii) the unpaid portion of any related Net WAC Rate Carryover Amount from the prior Distribution Date together with accrued interest at the related Pass-Through Rate. Any Net WAC Rate Carryover Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.

Credit Enhancement:

Credit Enhancement for the Certificates will be provided by:

*

Excess Interest

*

Overcollateralization

*

Subordination

•

Class A Certificates are senior to the Class M-1, Class M-2, Class M-3, Class M-4,          Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates

•

Subordinate Certificates with a higher numerical designation are subordinate to those Subordinate Certificates with a lower numerical designation

*

The Insured Certificates will have the benefit of a Certificate Guaranty Insurance Policy

Financial Guaranty Insurance Policy:

The “Financial Guaranty Insurance Policy” will guarantee the timely payment of interest and the ultimate payment of principal on the Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates. The Financial Guaranty Insurance Policy does not cover any Net WAC Rate Carryover Amounts, Prepayment Interest Shortfalls (to the extent not covered by the Servicer) or any shortfalls due to the application of the Servicemembers’ Civil Relief Act.

Credit Enhancement Percentages:

Class	Initial Credit Enhancement	Target Credit Enhancement
Class A	17.55%	35.10%
Class M-1	14.55%	29.10%
Class M-2	11.85%	23.70%
Class M-3	10.30%	20.60%
Class M-4	8.55%	17.10%
Class M-5	7.30%	14.60%
Class M-6	5.90%	11.80%
Class M-7	4.90%	9.80%
Class M-8	3.75%	7.50%
Class M-9	2.60%	5.20%

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Pprospectus and the Prospectus Ssupplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Pprospectus and, if required, a Pprospectus Ssupplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus, and Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-3

$[623,360,000] (Approximate)

Transaction Summary
Senior Enhancement Percentage:

The “Senior Enhancement Percentage” for a Distribution Date is equal to (i) the sum of (a) the aggregate principal balance of the Subordinate Certificates and (b) the Overcollateralization Amount divided by (ii) the aggregate principal balance of the Mortgage Loans.

Credit Enhancement Percentage:

The “Credit Enhancement Percentage” for a Distribution Date and any Offered Certificates is equal to (i) the sum of (a) the aggregate principal balance of the Certificates that are subordinate to the applicable Certificates and (b) the Overcollateralization Amount divided by (ii) the the aggregate principal balance of the Mortgage Loans.

Excess Interest:

For each Distribution Date, to the extent of funds available, the interest received or advanced on the Mortgage Loans minus the sum of (i) the Servicer and Trustee Fees paid in respect of the Mortgage Loans, (ii) the preminm payable to the Certificate Insurer in respect of the Financial Guaranty Insurance Policy, and (iii) the current and unpaid interest and principal on the Class A Certificates and current interest and principal on the Subordinate Certificates.

Overcollateralization Amount:

On any Distribution Date, the “Overcollateralization Amount” will be the amount by which the sum of the aggregate principal balance of the Mortgage Loans exceeds the aggregate certificate principal balance of the Offered Certificates after giving effect to the distribution of principal on that Distribution Date.  On any Distribution Date on which the Overcollateralization Amount does not equal the Required Overcollateralization Amount, Excess Interest, to the extent available, will be distributed as principal to the Certificateholders then entitled to distributions of principal to increase the Overcollateralization Amount to the Required Overcollateralization Amount.

On the Closing Date, the Required Overcollateralization Amount will be satisfied.

OC Floor:	Means an amount equal to 0.50% of the aggregate principal balance of the Closing Date Mortgage Loans as of the related Cut-off Date.
Required Overcollateralization Amount:

On any Distribution Date on which a Cumulative Loss Event or a Delinquency Event has not occurred, the Required Overcollateralization Amount is equal to:

(i)

prior to the Stepdown Date, [2.60]% of the aggregate principal balance of the Closing Date Mortgage Loans as of the related Cut-off Date

(ii)

on or after the Stepdown Date, the greater of:

(a) the lesser of:

i.

[2.60]% of the aggregate principal balance of the Closing Date Mortgage Loans as of the related Cut-off Date; and

ii.

[5.20]% of the aggregate principal balance of the Mortgage Loans as of the end of the related Due Period; or

(b) the OC Floor.

On any Distribution Date during the continuance of (a) a Delinquency Event (whether or not a Cumulative Loss Event is continuing), the Required Overcollateralization Amount will equal the Required Overcollateralization Amount in effect as of the immediately preceding Distribution Date or (b) a Cumulative Loss Event (and a Delinquency Event is not then continuing), the Required Overcollateralization Amount will equal the lesser of (i) the Required Overcollateralization Amount as of the preceding Distribution Date and (ii) [10.40]% of the aggregate pool balance of the Mortgage Loans as of the end of the related Due Period.  Under no circumstance shall the Required Overcollateralization Amount be less than the OC Floor.

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Pprospectus and the Prospectus Ssupplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Pprospectus and, if required, a Pprospectus Ssupplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus, and Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-3

$[623,360,000] (Approximate)

Transaction Summary
Subordination Required Overcollateralization Amount:

On any Distribution Date on or after the Stepdown Date on which a Delinquency Event is not in effect, the Subordination Required Overcollateralization Amount is equal to the Required Overcollateralization Amount determined without regard to the OC Floor minimum, otherwise, the Subordination Required Overcollateralization Amount is equal to the Required Overcollateralization Amount.

Delinquency Event:

A “Delinquency Event” shall have occurred and be continuing, if, at any time, (i) the three-month rolling average of the percentage equivalent of a fraction, the numerator of which is the aggregate principal balance of the Mortgage Loans that are (a) 60+ days delinquent, (b) 60+ days delinquent and in bankruptcy or foreclosure, or (c) REO properties, as of the last day of the related prepayment period and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period exceeds (ii) [45.00]% of the Senior Enhancement Percentage.

Cumulative Loss Event:

A Cumulative Loss Event will be in effect if cumulative net losses as a percentage of the aggregate principal balance of the Closing Date Mortgage Loans as of the related Cut-off Date exceed the applicable percentages below during the related period of time:

Distribution Dates 37-48:   [2.50]% for the first month plus an additional 1/12th of [1.55]% for each month thereafter.

Distribution Dates 49-60:   [4.05]% for the first month plus an additional 1/12th of [1.05]% for each month thereafter.

Distribution Dates 61-72:   [5.10]% for the first month plus an additional 1/12th of [0.55]% for each month thereafter.

Distribution Dates 73-84:   [5.65]% for the first month plus an additional 1/12th of [0.35]% for each month thereafter.

Distribution Dates 85 and

Thereafter:                          [6.00]%

Trigger Event:	The continuance of either a Delinquency Event or a Cumulative Loss Event.
Stepdown Date:

The earlier to occur of

(i) the first Distribution Date after the Distribution Date on which the aggregate principal balance of the Class A Certificates has been reduced to zero and

(ii) the later to occur of

  (x) the Distribution Date occurring in October 2007 and

  (y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to [35.10]%.

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Pprospectus and the Prospectus Ssupplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Pprospectus and, if required, a Pprospectus Ssupplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus, and Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-3

$[623,360,000] (Approximate)

Transaction Summary
Subordination Increase Amount:	As to any Distribution Date, the lesser of the Subordination Deficiency and Excess Interest.
Subordination Deficiency:

As to any Distribution Date, the excess, if any, of the Required Overcollateralization Amount over the Overcollateralization Amount after giving effect to the distribution of principal from the Mortgage Loans (but prior to the distribution of any Subordination Increase Amount).

Excess Overcollateralization Amount:

As to any Distribution Date, the lesser of (i) the principal payments received on the Mortgage Loans and (ii) the excess, if any, of the Overcollateralization Amount over the Required Overcollateralization Amount (assuming 100% of the principal payments received on the Mortgage Loans are distributed to the Offered Certificates).

Delinquency Advances:

For any month, if the Servicer receives a payment on a Mortgage Loan that is less than the full scheduled payment, or if no payment is received at all, the Servicer will advance its own funds to cover that shortfall.  However, the Servicer will make an advance only if it determines that the advance will be recoverable from future payments or collections on that Mortgage Loan.  The Servicer is entitled to be reimbursed for these advances, therefore, these advances are not a form of credit enhancement.

Servicing Advances:

The Servicer will pay all out-of-pocket costs related to its obligations, including, but not limited to: (a) expenses in connection with a foreclosed Mortgage Loan prior to the liquidation of that Mortgage Loan, (b) the costs of any judicial proceedings, including foreclosures and (c) the cost of managing and liquidating property acquired in relation to the Mortgage Loans, as long as it deems such costs to be recoverable.  The Servicer is entitled to be reimbursed for these advances, therefore, these advances are not a form of credit enhancement.

Due Period:

With respect to each Distribution Date, the period from and including the second day of the month preceding the month of the applicable Distribution Date to and including the first day of the month of that Distribution Date.

Prepayment Period:

As to any Distribution Date and any principal prepayment in full received on a mortgage loan, the period from the 15th  day of the calendar month preceding the month in which that Distribution Date occurs (or in the case of the first Distribution Date, from the Cut-off Date) through the 14th day of the month in which that Distribution Date occurs.  As to any Distribution Date and any principal prepayment in part received on a mortgage loan, the calendar month preceding that Distribution Date.

Compensating Interest:	With respect to any Distribution Date, the Servicer is obligated to offset any Prepayment Interest Shortfalls with Compensating Interest to the extent of its aggregate Servicing Fee.
Prepayment Interest Shortfalls:	With respect to any Distribution Date, the aggregate shortfall, if any, in collections of interest resulting from mortgagor prepayments during the related Prepayment Period.
Allocation of Losses:

Losses not covered by other available credit enhancement will be allocated to the Subordinate

Certificates in the reverse order of payment priority, first, to the Class M-9 Certificates, second, to the Class M-8 Certificates, third, to the Class M-7 Certificates, fourth, to the Class M-6 Certificates, fifth, to the Class M-5 Certificates, sixth, to the Class M-4 Certificates, seventh, to the Class M-3 Certificates, eighth, to the Class M-2 Certificates, and ninth, to the Class M-1 Certificates.

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Pprospectus and the Prospectus Ssupplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Pprospectus and, if required, a Pprospectus Ssupplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus, and Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-3

$[623,360,000] (Approximate)

Transaction Summary
Priority of Distributions:

On each Distribution Date, amounts in the distribution account will be distributed as follows:

A.

With respect to funds in the distribution account received with respect to Group I Mortgage Loans:

1.

To the Trustee, the Trustee Fee for the Group I Mortgage Loans.

2.

The remaining amount pursuant to clause C below.

B.

With respect to funds in the distribution account received with respect to Group II Mortgage Loans:

1.

Concurrently to the Trustee and to the Certificate Insurer, the Trustee Fee for Group II Mortgage Loans and the premium payable in respect of the Policy covering the Class AF-2, Class AF-3, Class AF-4, Class AF-5, and Class AF-6 Certificates, respectively.

2.

The remaining amount pursuant to clause C below.

C.

With respect to any remaining funds in the distribution account received with respect to Mortgage Loans:

1.

To pay interest on the Class A Certificates on a pro-rata basis based on the entitlement of such class, including any accrued Interest Carryover Shortfall Amounts from a prior Distribution Date, (first from the related loan group, then from the other loan group if necessary), and then, excluding any accrued Interest Carryover Shortfall Amounts from prior Distribution Dates, to pay interest to the Subordinate Certificates, sequentially.

2.

To the Class AV-1 and Group II Certificates, as described below, an amount up to the Senior Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount.

3.

To the Certificate Insurer, any amounts owing under the insurance agreement.

4.

To the Subordinate Certificates, to pay the respective Class M Principal Distribution Amount, excluding any Subordination Increase Amount, sequentially, until each such class is reduced to zero.

5.

To the Offered Certificates, the Subordination Increase Amount for the applicable Distribution Date, allocated in the order of priority set forth in clauses 2 and 4 of this clause C above.

6.

From Excess Interest, if any, to pay the Interest Carryover Shortfall Amounts and Principal Carryover Shortfall Amounts, in that order, on the Subordinate Certificates, sequentially.

7.

From Excess Interest, if any, to pay the Net WAC Rate Carryover Amounts, first, to the Class A Certificates, on a pro-rata basis, then sequentially, to the Subordinate Certificates.

8.

To pay any remaining amount to the Class X and Class R Certificates in accordance with the Pooling and Servicing Agreement.

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Pprospectus and the Prospectus Ssupplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Pprospectus and, if required, a Pprospectus Ssupplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus, and Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-3

$[623,360,000] (Approximate)

Transaction Summary
Interest Carryover Shortfall:

As to any Class of Certificates the sum of (i) the excess, if any, of the interest accrued at the related Pass-Through Rate and any outstanding Interest Carryover Shortfall with respect to that Class on the preceding Distribution Date, over the amount in respect of interest that is actually distributed to holders of such Class on the preceding Distribution Date plus (ii) interest on such excess at the applicable Pass-Through Rate.

Principal Carryover Shortfall:

As to any Class of Subordinate Certificates and any Distribution Date, the excess, if any, of  (i) the sum of (x) the amount of reduction in the Class Principal Balance of that Class and (y) the amount of any reductions on prior Distribution Dates over (ii) the amount distributed on prior Distribution Dates in respect of the reductions contemplated by clause (i) allocated to that Class of Certificates on prior Distribution Dates.

Aggregate Principal Amount:	Means, as to any Distribution Date, the sum of the Basic Principal Amounts for each mortgage loan group.
Basic Principal Amount:

As to any distribution date, an amount equal to the sum of the following amounts, without duplication, with respect to the mortgage loans in each mortgage loan group:  (1) each payment of principal on a mortgage loan due during the related Due Period and received by the Servicer; (2) the net liquidation proceeds allocable to principal, any recoveries and all full and partial principal prepayments received by the Servicer during the related Prepayment Period; (3) the portion of the purchase price allocable to principal of all repurchased defective mortgage loans with respect to that distribution date; (4) any substitution adjustment amounts received on or prior to the previous determination date and not yet distributed; and (5) any monthly advances with respect to scheduled payments of principal due during the related Due Period.

Principal Distribution Amount:

Means, with respect to any Distribution Date, the lesser of (1) the aggregate class principal balances of the Offered Certificates immediately preceding that Distribution Date and (2) the sum of (x) the Aggregate Principal Amount for that Distribution Date minus the Excess Overcollateralization Amount, if any, for that Distribution Date and (y) the Subordination Increase Amount, if any, for that Distribution Date.

Senior Principal Distribution Amount:

Means, with respect to (a) any Distribution Date prior to the Stepdown Date or during the continuation of a Delinquency Event, the lesser of (1) 100% of the Principal Distribution Amount and (2) the aggregate class principal balances of the Senior Certificates immediately prior to that Distribution Date, and (b) any other Distribution Date, the lesser of (1) the Principal Distribution Amount and (2) the excess, if any, of (x) the aggregate class principal balances of the Senior Certificates immediately prior to that Distribution Date over (y) the lesser of (A) 70.10% of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus the Subordination Required Overcollateralization Amount for that Distribution Date and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus the OC Floor.

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Pprospectus and the Prospectus Ssupplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Pprospectus and, if required, a Pprospectus Ssupplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus, and Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-3

$[623,360,000] (Approximate)

Transaction Summary
Group I Parity Amount:

Means, with respect to any Distribution Date, the greater of (i) zero and (ii) the excess, if any, of (x) the class principal balance of the Group I Certificates, immediately prior to that Distribution Date over (y) the aggregate principal balance of the Group I Mortgage Loans as of the last day of the related Due Period.

Group I Principal Distribution Amount:

Means, with respect to any Distribution Date, the lesser of (A) the greatest of (1) the product of (x) the Senior Principal Distribution Amount for that Distribution Date and (y) a fraction, the numerator of which is the excess of (i) the aggregate principal balance of the Group I Mortgage Loans as of the first day of the related Due Period, over (ii) the aggregate principal balance of the Group I Mortgage Loans as of the last day of the related Due Period, and the denominator of which is the excess of (i) the aggregate principal balance of the Mortgage Loans as of the first day of the related Due Period, over (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period, (2) the Group I Parity Amount and (3) the excess of (i) the Senior Principal Distribution Amount for that Distribution Date over (ii) the aggregate of the class principal balances of the Group II Certificates immediately prior to that Distribution Date and (B) the class principal balance of the Group I Certificates immediately prior to that Distribution Date.

Group II Principal Distribution Amount:

Means, with respect to any Distribution Date, the excess of (1) the Senior Principal Distribution amount for that Distribution Date over (2) the Group I Principal Distribution Amount for the Distribution Date

With respect to the Group II Certificates, all principal distributions will be distributed as follows:,

1. To the Class AF-6 Certificates, an amount equal to Class AF-6 Lockout Distribution Amount.

2. To the Class AF-1 Certificates, until the Certificate Principal Balance has been reduced to zero

3. To the Class AF-2 Certificates, until the Certificate Principal Balance has been reduced to zero.

4. To the Class AF-3 Certificates, until the Certificate Principal Balance has been reduced to zero.

5. To the Class AF-4 Certificates, until the Certificate Principal Balance has been reduced to zero.

6. To the Class AF-5 Certificates, until the Certificate Principal Balance has been reduced to zero.

7. To the Class AF-6 Certificates, until the Certificate Principal Balance has been reduced to zero.

Class AF-6 Calculation Percentage:

For any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the class principal balance of the Class AF-6 Certificates and the denominator of which is the total of the class principal balances of all of the Group II Certificates, in each case before giving effect to distributions of principal on that Distribution Date.

Class AF-6 Lockout Distribution Amount:

For any Distribution Date will be an amount equal to the product of (1) the applicable Class AF-6 Lockout Percentage for that Distribution Date, (2) the Class AF-6 Calculation Percentage for that Distribution Date and (3) the Group II Principal Distribution Amount for that Distribution Date but in no event will the Class AF-6 Lockout Distribution Amount exceed (a) the outstanding class principal balance of the Class AF-6 Certificates, or (b) the Group II Principal Distribution Amount for that Distribution Date.

Class AF-6 Lockout Distribution Amount:	For each Distribution Date will be as follows:

Distribution Date	Lockout Percentage
1 to 36	0%
37 to 60	45%
61 to 72	80%
73 to 84	100%
85 and thereafter	300%

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Pprospectus and the Prospectus Ssupplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Pprospectus and, if required, a Pprospectus Ssupplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus, and Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-3

$[623,360,000] (Approximate)

Transaction Summary
Class M-1 Principal Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the Class A Certificates have been reduced to zero and a Delinquency Event is in effect, or (y) if any Class A Certificates are outstanding and a Delinquency Event is not in effect, the excess of:

(a)

the sum of:

(i)

the certificate principal balance of the Class A Certificates, after taking into account distributions of the Senior Principal Distribution Amount for the applicable Distribution Date, and

(ii)

the certificate principal balance of the Class M-1 Certificates immediately prior to the applicable Distribution Date; over

 (b)

the lesser of:

(i)

[76.10]% of the balance of the Mortgage Loans as of the last day of the related due period less the Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii) the principal balance of the Mortgage Loans as of the last day of the related due period minus the OC Floor.

Class M-2 Principal Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the Class A and Class M-1 Certificates have been reduced to zero and a Delinquency Event is in effect, or (y) if any Class A or Class M-1 Certificates are outstanding and a Delinquency Event is not in effect, the excess of:

(a)

the sum of:

(i)

the certificate principal balance of the Class A Certificates, after taking into account distributions of the Senior Principal Distribution Amount for the applicable Distribution Date,

(ii)

the certificate principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, and

(iii) the certificate principal balance of the Class M-2 Certificates immediately prior to the applicable Distribution Date; over

(b)

the lesser of:

(i)

[81.50]% of the balance of the Mortgage Loans as of the last day of the related due period less the Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)

the principal balance of the Mortgage Loans as of the last day of the related due period minus the OC Floor.

Class M-3 Principal Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the Class A, Class M-1 and Class M-2 Certificates have been reduced to zero and a Delinquency Event is in effect, or (y) if any Class A, Class M-1 or Class M-2 Certificates are outstanding and a Delinquency Event is not in effect, the excess of:

(a)

the sum of:

(i)

the certificate principal balance of the Class A Certificates, after taking into account distributions of the Senior Principal Distribution Amount for the applicable Distribution Date,

(ii)

the certificate principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date,

(iii)

the certificate principal balance of the Class M-2 Certificates, after taking into account distributions of the Class M-2 Principal Distribution Amount for the applicable Distribution Date,

(iv)

the certificate principal balance of the Class M-3 Certificates immediately prior to the applicable Distribution Date; over

(b)

the lesser of:

(i)

[84.60]% of the balance of the Mortgage Loans as of the last day of the related due period less the Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)

the principal balance of the Mortgage Loans as of the last day of the related due period minus the OC Floor.

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Pprospectus and the Prospectus Ssupplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Pprospectus and, if required, a Pprospectus Ssupplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus, and Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-3

$[623,360,000] (Approximate)

Transaction Summary
Class M-4 Principal Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the Class A, Class M-1, Class M-2 and Class M-3 Certificates have been reduced to zero and a Delinquency Event is in effect, or (y) if any Class A, Class M-1, Class M-2 or Class M-3 Certificates are outstanding and a Delinquency Event is not in effect, the excess of:

(a)

the sum of:

(i)

the certificate principal balance of the Class A Certificates, after taking into account distributions of the Senior Principal Distribution Amount for the applicable Distribution Date,

(ii)

the certificate principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date,

(iii)

the certificate principal balance of the Class M-2 Certificates, after taking into account distributions of the Class M-2 Principal Distribution Amount for the applicable Distribution Date,

(iv)

the certificate principal balance of the Class M-3 Certificates, after taking into account distributions of the Class M-3 Principal Distribution Amount for the applicable Distribution Date,

(v)

the certificate principal balance of the Class M-4 Certificates immediately prior to the applicable Distribution Date; over

(b)

the lesser of:

(i)

[88.10]% of the balance of the Mortgage Loans as of the last day of the related due period less the Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)

the principal balance of the Mortgage Loans as of the last day of the related due period minus the OC Floor.

Class M-5 Principal Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates have been reduced to zero and a Delinquency Event is in effect, or (y) if any Class A, Class M-1, Class M-2, Class M-3 or Class M-4 Certificates are outstanding and a Delinquency Event is not in effect, the excess of:

(a)

the sum of:

(i)

the certificate principal balance of the Class A Certificates, after taking into account distributions of the Senior Principal Distribution Amount for the applicable Distribution Date,

(ii)

the certificate principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date,

(iii)

the certificate principal balance of the Class M-2 Certificates, after taking into account distributions of the Class M-2 Principal Distribution Amount for the applicable Distribution Date,

(iv)

the certificate principal balance of the Class M-3 Certificates, after taking into account distributions of the Class M-3 Principal Distribution Amount for the applicable Distribution Date,

(v)

the certificate principal balance of the Class M-4 Certificates, after taking into account distributions of the Class M-4 Principal Distribution Amount for the applicable Distribution Date,

(vi)

 the certificate principal balance of the Class M-5 Certificates immediately prior to the applicable Distribution Date; over

 (b)

the lesser of:

(i)

[90.60]% of the balance of the Mortgage Loans as of the last day of the related due period less the Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)

the principal balance of the Mortgage Loans as of the last day of the related due period minus the OC Floor.

Transaction Summary
Class M-6 Principal Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates have been reduced to zero and a Delinquency Event is in effect, or (y) if a Delinquency Event is not in effect, the excess of:

(a)

the sum of:

(i)

the certificate principal balance of the Class A Certificates, after taking into account distributions of the Senior Principal Distribution Amount for the applicable Distribution Date,

(ii)

the certificate principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date,

(iii)

the certificate principal balance of the Class M-2 Certificates, after taking into account distributions of the Class M-2 Principal Distribution Amount for the applicable Distribution Date,

(iv)

the certificate principal balance of the Class M-3 Certificates, after taking into account distributions of the Class M-3 Principal Distribution Amount for the applicable Distribution Date,

(v)

the certificate principal balance of the Class M-4 Certificates, after taking into account distributions of the Class M-4 Principal Distribution Amount for the applicable Distribution Date,

(vi)

 the certificate principal balance of the Class M-5 Certificates after taking into account distributions of the Class M-5 Principal Distribution Amount for the applicable Distribution Date;

(vii)

 the certificate principal balance of the Class M-6 Certificates immediately prior to the applicable Distribution Date; over

 (b)

the lesser of:

(i)

[93.40]% of the balance of the Mortgage Loans as of the last day of the related due  period less the Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)

the principal balance of the Mortgage Loans as of the last day of the related due period minus the OC Floor.

Class M-7 Principal Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates have been reduced to zero and a Delinquency Event is in effect, or (y) if any Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 or Class M-6 Certificates are outstanding and a Delinquency Event is not in effect, the excess of:

(a)

the sum of:

(i)

the certificate principal balance of the Class A Certificates, after taking into account distributions of the Senior Principal Distribution Amount for the applicable Distribution Date,

(ii)

the certificate principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date,

(iii)

the certificate principal balance of the Class M-2 Certificates, after taking into account distributions of the Class M-2 Principal Distribution Amount for the applicable Distribution Date,

(iv)

the certificate principal balance of the Class M-3 Certificates, after taking into account distributions of the Class M-3 Principal Distribution Amount for the applicable Distribution Date,

(v)

the certificate principal balance of the Class M-4 Certificates, after taking into account distributions of the Class M-4 Principal Distribution Amount for the applicable Distribution Date,

(vi)

the certificate principal balance of the Class M-5 Certificates after taking into account distributions of the Class M-5 Principal Distribution Amount for the applicable Distribution Date;

(vii)

the certificate principal balance of the Class M-6 Certificates after taking into account distributions of the Class M-6 Principal Distribution Amount for the applicable Distribution Date;

(vii)

the certificate principal balance of the Class M-7 Certificates immediately prior to the applicable Distribution Date; over

 (b)

the lesser of:

(i)

[95.40]% of the balance of the Mortgage Loans as of the last day of the related due period less the Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)

the principal balance of the Mortgage Loans as of the last day of the related due period minus the OC Floor.

Class M-8 Principal Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates have been reduced to zero and a Delinquency Event is in effect, or (y) if any Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 or Class M-7 Certificates are outstanding and a Delinquency Event is not in effect, the excess of:

(a)

the sum of:

(i)

the certificate principal balance of the Class A Certificates, after taking into account distributions of the Senior Principal Distribution Amount for the applicable Distribution Date,

(ii)

the certificate principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date,

(iii)

the certificate principal balance of the Class M-2 Certificates, after taking into account distributions of the Class M-2 Principal Distribution Amount for the applicable Distribution Date,

(iv)

the certificate principal balance of the Class M-3 Certificates, after taking into account distributions of the Class M-3 Principal Distribution Amount for the applicable Distribution Date,

(v)

the certificate principal balance of the Class M-4 Certificates, after taking into account distributions of the Class M-4 Principal Distribution Amount for the applicable Distribution Date,

(vi)

the certificate principal balance of the Class M-5 Certificates after taking into account distributions of the Class M-5 Principal Distribution Amount for the applicable Distribution Date;

(vii)

the certificate principal balance of the Class M-6 Certificates after taking into account distributions of the Class M-6 Principal Distribution Amount for the applicable Distribution Date;

(viii)

the certificate principal balance of the Class M-7 Certificates after taking into account distributions of the Class M-7 Principal Distribution Amount for the applicable Distribution Date;

(ix)

the certificate principal balance of the Class M-8 Certificates immediately prior to the applicable Distribution Date; over

 (b)

the lesser of:

(i)

[97.70]% of the balance of the Mortgage Loans as of the last day of the related due  period less the Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)

the principal balance of the Mortgage Loans as of the last day of the related due period minus the OC Floor.

Class M-9 Principal Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates have been reduced to zero and a Delinquency Event is in effect, or (y) if any Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 or Class M-8 Certificates are outstanding and a Delinquency Event is not in effect, the excess of:

(a)

the sum of:

(i)

the certificate principal balance of the Class A Certificates, after taking into account distributions of the Senior Principal Distribution Amount for the applicable Distribution Date,

(ii)

the certificate principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date,

(iii)

the certificate principal balance of the Class M-2 Certificates, after taking into account distributions of the Class M-2 Principal Distribution Amount for the applicable Distribution Date,

(iv)

the certificate principal balance of the Class M-3 Certificates, after taking into account distributions of the Class M-3 Principal Distribution Amount for the applicable Distribution Date,

(v)

the certificate principal balance of the Class M-4 Certificates, after taking into account distributions of the Class M-4 Principal Distribution Amount for the applicable Distribution Date,

(vi)

the certificate principal balance of the Class M-5 Certificates after taking into account distributions of the Class M-5 Principal Distribution Amount for the applicable Distribution Date;

(vii)

the certificate principal balance of the Class M-6 Certificates after taking into account distributions of the Class M-6 Principal Distribution Amount for the applicable Distribution Date;

(viii)

the certificate principal balance of the Class M-7 Certificates after taking into account distributions of the Class M-7 Principal Distribution Amount for the applicable Distribution Date;

(ix)

the certificate principal balance of the Class M-8 Certificates after taking into account distributions of the Class M-8 Principal Distribution Amount for the applicable Distribution Date;

(x)

the certificate principal balance of the Class M-9 Certificates immediately prior to the applicable Distribution Date; over

 (b)

the lesser of:

(i)

[100.00]% of the balance of the Mortgage Loans as of the last day of the related due  period less the Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)

the principal balance of the Mortgage Loans as of the last day of the related due period minus the OC Floor.

Optional Termination:

The terms of the transaction allow for a clean-up call of the Mortgage Loans and the retirement of the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date.

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Pprospectus and the Prospectus Ssupplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Pprospectus and, if required, a Pprospectus Ssupplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus, and Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-3

$[623,360,000] (Approximate)

Citigroup Global Markets Mortgage Finance Contacts

Name:	Telephone:	E-Mail:
Evan Mitnick Director	(212) 723-6621	evan.mitnick@citigroup.com
Ian Wesson Analyst	(212) 723-6334	ian.wesson@citigroup.com

Citigroup Global Markets MBS Trading Contacts

Name:	Telephone:	E-Mail:
Jim De Mare Managing Director	(212) 723-6217	james.p.demare@citigroup.com
Matt Cherwin Director	(212) 723-6217	matthew.cherwin@citigroup.com
Michael Leung Director	(212) 723-6325	michael.leung@citigroup.com

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Pprospectus and the Prospectus Ssupplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Pprospectus and, if required, a Pprospectus Ssupplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus, and Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-3

$[623,360,000] (Approximate)

NET WAC Rate Table – 1 month LIBOR @ 1.74% and 6 Month LIBOR @ 2.08% For Life

	Group I	Group II		Group I	Group II		Group I	Group II
Period	Certificates (%)	Certificates (%)	Period	Certificates (%)	Certificates (%)	Period	Certificates (%)	Certificates (%)
1	8.97	8.41	34	8.44	7.29	67	8.84	7.05
2	7.52	7.05	35	8.18	7.05	68	9.14	7.29
3	7.78	7.29	36	8.75	7.05	69	8.84	7.05
4	7.52	7.05	37	9.14	7.29	70	9.14	7.29
5	7.52	7.05	38	8.85	7.05	71	8.84	7.05
6	8.33	7.81	39	9.14	7.29	72	8.84	7.05
7	7.52	7.05	40	8.85	7.05	73	9.14	7.29
8	7.78	7.28	41	8.85	7.05	74	8.84	7.05
9	7.52	7.05	42	9.46	7.54	75	9.14	7.29
10	7.78	7.28	43	8.85	7.05	76	8.84	7.05
11	7.52	7.05	44	9.14	7.29	77	8.84	7.05
12	7.52	7.05	45	8.85	7.05	78	9.79	7.81
13	7.78	7.28	46	9.14	7.29	79	8.84	7.05
14	7.52	7.04	47	8.85	7.05	80	9.14	7.29
15	7.78	7.28	48	8.85	7.05	81	8.84	7.05
16	7.52	7.04	49	9.14	7.29	82	9.14	7.29
17	7.52	7.04	50	8.84	7.05	83	8.84	7.05
18	8.33	7.79	51	9.14	7.29	84	8.84	7.05
19	7.52	7.04	52	8.84	7.05	85	9.14	7.29
20	7.78	7.27	53	8.84	7.05	86	8.84	7.05
21	7.52	7.04	54	9.79	7.81	87	9.14	7.29
22	7.78	7.28	55	8.84	7.05	88	8.84	7.05
23	7.58	7.04	56	9.14	7.29	89	8.84	7.05
24	8.08	7.04	57	8.84	7.05	90	9.45	7.54
25	8.44	7.28	58	9.14	7.29	91	8.84	7.05
26	8.16	7.04	59	8.84	7.05	92	9.13	7.29
27	8.44	7.28	60	8.84	7.05	93	8.84	7.05
28	8.17	7.05	61	9.14	7.29	94	9.13	7.29
29	8.17	7.05	62	8.84	7.05	95	8.84	7.05
30	9.04	7.80	63	9.14	7.29	96	8.84	7.05
31	8.17	7.05	64	8.84	7.05	97	9.13	7.29
32	8.44	7.28	65	8.84	7.05	98	8.84	7.05
33	8.17	7.05	66	9.79	7.81

*

1-Month LIBOR is 1.74 % for life and 6-Month LIBOR is 2.08% for life

*

23% HEP on the Fixed-Rate Collateral and 28% CPR on the Adjustable-Rate Collateral

*

Bonds are adjusted for Actual/360 basis

*

Fees include Servicing, Trustee and amounts payable to the Certificate Insurer.

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Pprospectus and the Prospectus Ssupplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Pprospectus and, if required, a Pprospectus Ssupplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus, and Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-3

$[623,360,000] (Approximate)

NET WAC Rate Table – 1 month LIBOR @ 20.00% and 6 Month LIBOR @ 20.00% For Life

	Group I	Group II		Group I	Group II		Group I	Group II
Period	Certificates (%)	Certificates (%)	Period	Certificates (%)	Certificates (%)	Period	Certificates (%)	Certificates (%)
1	8.97	8.41	34	9.72	7.29	67	14.30	7.05
2	7.52	7.05	35	9.49	7.05	68	14.77	7.29
3	7.78	7.29	36	11.10	7.05	69	14.30	7.05
4	7.52	7.05	37	11.75	7.29	70	14.77	7.29
5	7.52	7.05	38	11.37	7.05	71	14.30	7.05
6	8.33	7.81	39	11.75	7.29	72	14.30	7.05
7	7.52	7.05	40	11.37	7.05	73	14.77	7.29
8	7.78	7.28	41	11.42	7.05	74	14.30	7.05
9	7.52	7.05	42	13.05	7.54	75	14.77	7.29
10	7.78	7.28	43	12.34	7.05	76	14.30	7.05
11	7.52	7.05	44	12.75	7.29	77	14.30	7.05
12	7.52	7.05	45	12.34	7.05	78	15.83	7.81
13	7.78	7.28	46	12.75	7.29	79	14.30	7.05
14	7.52	7.04	47	12.39	7.05	80	14.77	7.29
15	7.78	7.28	48	13.17	7.05	81	14.30	7.05
16	7.52	7.04	49	13.75	7.29	82	14.77	7.29
17	7.52	7.04	50	13.30	7.05	83	14.30	7.05
18	8.33	7.79	51	13.75	7.29	84	14.30	7.05
19	7.52	7.04	52	13.30	7.05	85	14.77	7.29
20	7.78	7.27	53	13.32	7.05	86	14.29	7.05
21	7.52	7.04	54	15.20	7.81	87	14.77	7.29
22	7.78	7.28	55	13.80	7.05	88	14.29	7.05
23	7.64	7.04	56	14.26	7.29	89	14.29	7.05
24	8.74	7.04	57	13.80	7.05	90	15.28	7.54
25	9.23	7.28	58	14.26	7.29	91	14.29	7.05
26	8.93	7.04	59	13.81	7.05	92	14.77	7.29
27	9.23	7.28	60	14.23	7.05	93	14.29	7.05
28	8.93	7.05	61	14.77	7.29	94	14.77	7.29
29	8.97	7.05	62	14.30	7.05	95	14.29	7.05
30	10.34	7.80	63	14.77	7.29	96	14.29	7.05
31	9.41	7.05	64	14.30	7.05	97	14.77	7.29
32	9.72	7.28	65	14.30	7.05	98	14.29	7.05
33	9.41	7.05	66	15.83	7.81

*

1-Month LIBOR is 20.00% for life and 6-Month LIBOR is 20.00% for life

*

23% HEP on the Fixed-Rate Collateral and 28% CPR on the Adjustable-Rate Collateral

*

Bonds are adjusted for Actual/360 basis

*

Fees include Servicing, Trustee and amounts payable to the Certificate Insurer.

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Pprospectus and the Prospectus Ssupplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Pprospectus and, if required, a Pprospectus Ssupplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus, and Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-3

$[623,360,000] (Approximate)

Excess Spread - Static Indices
Pd	Excess Spread (%)	Pd	Excess Spread (%)	Pd	Excess Spread (%)
1	3.99	34	2.97	67	2.80
2	3.83	35	2.94	68	2.80
3	3.84	36	3.03	69	2.78
4	3.79	37	3.04	70	2.79
5	3.76	38	3.02	71	2.77
6	3.82	39	3.05	72	2.76
7	3.71	40	3.03	73	2.76
8	3.70	41	3.00	74	2.75
9	3.64	42	3.01	75	2.75
10	3.62	43	2.98	76	2.73
11	3.55	44	2.98	77	2.72
12	3.51	45	2.95	78	2.75
13	3.48	46	2.95	79	2.71
14	3.42	47	2.93	80	2.71
15	3.39	48	2.91	81	2.70
16	3.32	49	2.92	82	2.71
17	3.27	50	2.90	83	2.69
18	3.26	51	2.90	84	2.69
19	3.17	52	2.89	85	2.70
20	3.14	53	2.88	86	2.68
21	3.11	54	2.91	87	2.68
22	3.10	55	2.87	88	2.66
23	3.08	56	2.88	89	2.65
24	3.15	57	2.86	90	2.67
25	3.16	58	2.86	91	2.64
26	3.12	59	2.85	92	2.64
27	3.11	60	2.84	93	2.62
28	3.08	61	2.85	94	2.62
29	3.05	62	2.83	95	2.60
30	3.07	63	2.83	96	2.59
31	3.01	64	2.81	97	2.59
32	3.00	65	2.81	98	2.58
33	2.97	66	2.84

*

1-Month LIBOR is 1.74% for life and 6-Month LIBOR is 2.08% for life

*

23% HEP on the Fixed-Rate Collateral and 28% CPR on the Adjustable-Rate Collateral

*

Net WAC (30/360), Bond WAC (Act/360), Excess (30/360)

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Pprospectus and the Prospectus Ssupplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Pprospectus and, if required, a Pprospectus Ssupplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus, and Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-3

$[623,360,000] (Approximate)

Excess Spread - Forward Indices
Pd	Excess Spread (%)	Pd	Excess Spread (%)	Pd	Excess Spread (%)
1	3.99	34	2.70	67	2.74
2	3.72	35	2.66	68	2.76
3	3.70	36	2.88	69	2.72
4	3.61	37	2.92	70	2.74
5	3.54	38	2.87	71	2.70
6	3.59	39	2.90	72	2.71
7	3.41	40	2.86	73	2.73
8	3.39	41	2.85	74	2.69
9	3.29	42	2.98	75	2.71
10	3.26	43	2.91	76	2.67
11	3.16	44	2.93	77	2.66
12	3.10	45	2.88	78	2.76
13	3.08	46	2.89	79	2.66
14	3.00	47	2.84	80	2.68
15	2.99	48	2.85	81	2.64
16	2.92	49	2.87	82	2.67
17	2.89	50	2.83	83	2.64
18	2.93	51	2.85	84	2.64
19	2.82	52	2.81	85	2.67
20	2.81	53	2.80	86	2.63
21	2.75	54	2.91	87	2.65
22	2.74	55	2.81	88	2.61
23	2.71	56	2.83	89	2.60
24	2.89	57	2.79	90	2.66
25	2.92	58	2.81	91	2.59
26	2.86	59	2.77	92	2.61
27	2.85	60	2.78	93	2.57
28	2.79	61	2.81	94	2.59
29	2.76	62	2.77	95	2.55
30	2.85	63	2.79	96	2.55
31	2.75	64	2.75	97	2.57
32	2.75	65	2.74	98	2.53
33	2.70	66	2.84

*

1-Month LIBOR and 6-Month LIBOR Forward Curves as of 09/07/04

*

23% HEP on the Fixed-Rate Collateral and 28% CPR on the Adjustable-Rate Collateral

*

Net WAC (30/360), Bond WAC (Act/360), Excess (30/360)

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Pprospectus and the Prospectus Ssupplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Pprospectus and, if required, a Pprospectus Ssupplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus, and Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-3

$[623,360,000] (Approximate)

BOND SUMMARY (to Call)

Class AV-1 (% of PRICING SPEED)
ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	20.98	5.69	2.82	1.84	1.13
Principal Window (mths.)	1-342	1-180	1- 98	1 - 64	1- 35
Last Principal Payment Date	Mar 2033	Sep 2019	Nov 2012	Jan 2010	Aug 2007

Class AF-1 (% of PRICING SPEED)

ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	8.01	1.47	0.90	0.69	0.58
Principal Window (mths.)	1-176	1- 33	1- 19	1 - 14	1 - 11
Last Principal Payment Date	May 2019	Jun 2007	Apr 2006	Nov 2005	Aug 2005

Class AF-2 (% of PRICING SPEED)

ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	17.61	3.68	2.00	1.41	1.11
Principal Window (mths.)	176-243	33-57	19-30	14-21	11- 16
Last Principal Payment Date	Dec 2024	Jun 2009	Mar 2007	Jun 2006	Jan 2006

Class AF-3 (% of PRICING SPEED)

ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	23.12	6.73	3.00	1.96	1.49
Principal Window (mths.)	243-308	57-124	30-48	21-27	16-20
Last Principal Payment Date	May 2030	Jan 2015	Sep 2008	Dec 2006	May 2006

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Pprospectus and the Prospectus Ssupplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Pprospectus and, if required, a Pprospectus Ssupplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus, and Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-3

$[623,360,000] (Approximate)

BOND SUMMARY (to Call)

Class AF-4 (% of PRICING SPEED)
ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	27.09	12.98	5.00	2.42	1.81
Principal Window (mths.)	308-341	124-180	48-80	27-32	20-24
Last Principal Payment Date	Feb 2033	Sep 2019	May 2011	May 2007	Sep 2006

Class AF-5 (% of PRICING SPEED)
ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	28.49	14.99	8.01	2.77	2.06
Principal Window (mths.)	341-342	180-180	80-98	32-35	24-26
Last Principal Payment Date	Mar 2033	Sep 2019	Nov 2012	Aug 2007	Nov 2006

Class AF-6 (% of PRICING SPEED)
ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	11.97	7.59	6.57	4.92	2.43
Principal Window (mths.)	37-342	37-180	40-98	35-64	26-33
Last Principal Payment Date	Mar 2033	Sep 2019	Nov 2012	Jan 2010	Jun 2007

Class M-1 (% of PRICING SPEED)
ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	25.45	10.11	5.45	4.37	3.77
Principal Window (mths.)	242-342	61-180	38-98	46-64	35-46
Last Principal Payment Date	Mar 2033	Sep 2019	Nov 2012	Jan 2010	Jul 2008

Class M-2 (% of PRICING SPEED)
ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	25.45	10.11	5.44	4.20	3.82
Principal Window (mths.)	242-342	61-180	38-98	44-64	46-46
Last Principal Payment Date	Mar 2033	Sep 2019	Nov 2012	Jan 2010	Jul 2008

Class M-3 (% of PRICING SPEED)
ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	25.45	10.11	5.44	4.10	3.82
Principal Window (mths.)	242-342	61-180	38-98	42-64	46-46
Last Principal Payment Date	Mar 2033	Sep 2019	Nov 2012	Jan 2010	Jul 2008

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Pprospectus and the Prospectus Ssupplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Pprospectus and, if required, a Pprospectus Ssupplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus, and Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-3

$[623,360,000] (Approximate)

BOND SUMMARY (to Call)

Class M-4 (% of PRICING SPEED)
ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	25.45	10.11	5.43	4.04	3.80
Principal Window (mths.)	242-342	61-180	37-98	41-64	44-46
Last Principal Payment Date	Mar 2033	Sep 2019	Nov 2012	Jan 2010	Jul 2008

Class M-5 (% of PRICING SPEED)
ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	25.45	10.11	5.43	4.00	3.66
Principal Window (mths.)	242-342	61-180	37-98	40-64	43-46
Last Principal Payment Date	Mar 2033	Sep 2019	Nov 2012	Jan 2010	Jul 2008

Class M-6 (% of PRICING SPEED)
ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	25.45	10.11	5.43	3.96	3.54
Principal Window (mths.)	242-342	61-180	37-98	39-64	41-46
Last Principal Payment Date	Mar 2033	Sep 2019	Nov 2012	Jan 2010	Jul 2008

Class M-7(% of PRICING SPEED)
ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	25.45	10.11	5.43	3.93	3.45
Principal Window (mths.)	242-342	61-180	37-98	39-64	40-46
Last Principal Payment Date	Mar 2033	Sep 2019	Nov 2012	Jan 2010	Jul 2008

Class M-8 (% of PRICING SPEED)
ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	25.45	10.11	5.43	3.91	3.39
Principal Window (mths.)	242-342	61-180	37-98	38-64	39-46
Last Principal Payment Date	Mar 2033	Sep 2019	Nov 2012	Jan 2010	Jul 2008

Class M-9 (% of PRICING SPEED)
ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	25.45	10.11	5.43	3.89	3.32
Principal Window (mths.)	242-342	61-180	37-98	38-64	37-46
Last Principal Payment Date	Mar 2033	Sep 2019	Nov 2012	Jan 2010	Jul 2008

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Pprospectus and the Prospectus Ssupplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Pprospectus and, if required, a Pprospectus Ssupplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus, and Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-3

$[623,360,000] (Approximate)

BOND SUMMARY (to Maturity)

Class AV-1 (% of PRICING SPEED)
ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	21.08	6.06	3.00	1.93	1.13
Principal Window (mths.)	1-359	1-329	1-213	1-141	1- 35
Last Principal Payment Date	Aug 2034	Feb 2032	Jun 2022	Jun 2016	Aug 2007

Class AF-1 (% of PRICING SPEED)
ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	8.01	1.47	0.90	0.69	0.58
Principal Window (mths.)	1-176	1-33	1-19	1-14	1-11
Last Principal Payment Date	May 2019	Jun 2007	Apr 2006	Nov 2005	Aug 2005

Class AF-2 (% of PRICING SPEED)

ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	17.61	3.68	2.00	1.41	1.11
Principal Window (mths.)	176-243	33-57	19-30	14-21	11-16
Last Principal Payment Date	Dec 2024	Jun 2009	Mar 2007	Jun 2006	Jan 2006

Class AF-3 (% of PRICING SPEED)

ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	23.12	6.73	3.00	1.96	1.49
Principal Window (mths.)	243-308	57-124	30-48	21-27	16-20
Last Principal Payment Date	May 2030	Jan 2015	Sep 2008	Dec 2006	May 2006

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Pprospectus and the Prospectus Ssupplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Pprospectus and, if required, a Pprospectus Ssupplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus, and Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-3

$[623,360,000] (Approximate)

BOND SUMMARY (to Maturity)

Class AF-4 (% of PRICING SPEED)
ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	27.09	13.13	5.00	2.42	1.81
Principal Window (mths.)	308-341	124-199	48-80	27-32	20-24
Last Principal Payment Date	Feb 2033	Apr 2021	May 2011	May 2007	Sep 2006

Class AF-5 (% of PRICING SPEED)
ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	29.20	20.94	11.78	2.77	2.06
Principal Window (mths.)	341-359	199-325	80-209	32-35	24-26
Last Principal Payment Date	Aug 2034	Oct 2031	Feb 2022	Aug 2007	Nov 2006

Class AF-6 (% of PRICING SPEED)
ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	11.97	7.61	6.84	6.29	2.43
Principal Window (mths.)	37-357	37-322	40-207	35-139	26-33
Last Principal Payment Date	Jun 2034	Jul 2031	Dec 2021	Apr 2016	Jun 2007

Class M-1 (% of PRICING SPEED)
ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	25.59	11.00	6.00	4.73	6.18
Principal Window (mths.)	242-357	61-294	38-174	46-114	35-101
Last Principal Payment Date	Jun 2034	Mar 2029	Mar 2019	Mar 2014	Feb 2013

Class M-2 (% of PRICING SPEED)
ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	25.59	10.97	5.96	4.54	4.80
Principal Window (mths.)	242-357	61-285	38-167	44-109	52-78
Last Principal Payment Date	Jun 2034	Jun 2028	Aug 2018	Oct 2013	Mar 2011

Class M-3 (% of PRICING SPEED)
ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	25.59	10.94	5.94	4.43	4.29
Principal Window (mths.)	242-356	61-276	38-159	42-104	48-74
Last Principal Payment Date	May 2034	Sep 2027	Dec 2017	May 2013	Nov 2010

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Pprospectus and the Prospectus Ssupplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Pprospectus and, if required, a Pprospectus Ssupplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus, and Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-3

$[623,360,000] (Approximate)

BOND SUMMARY (to Maturity)

Class M-4 (% of PRICING SPEED)
ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	25.59	10.91	5.91	4.35	4.04
Principal Window (mths.)	242-355	61-268	37-153	41-101	44-72
Last Principal Payment Date	Apr 2034	Jan 2027	Jun 2017	Feb 2013	Sep 2010

Class M-5 (% of PRICING SPEED)
ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	25.58	10.86	5.87	4.29	3.86
Principal Window (mths.)	242-355	61-258	37-146	40-96	43-68
Last Principal Payment Date	Apr 2034	Mar 2026	Nov 2016	Sep 2012	May 2010

Class M-6 (% of PRICING SPEED)
ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	25.58	10.80	5.83	4.23	3.72
Principal Window (mths.)	242-354	61-249	37-140	39-92	41-65
Last Principal Payment Date	Mar 2034	Jun 2025	May 2016	May 2012	Feb 2010

Class M-7(% of PRICING SPEED)
ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	25.57	10.71	5.78	4.16	3.61
Principal Window (mths.)	242-352	61-237	37-132	39-86	40-61
Last Principal Payment Date	Jan 2034	Jun 2024	Sep 2015	Nov 2011	Oct 2009

Class M-8 (% of PRICING SPEED)
ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	25.55	10.59	5.70	4.09	3.51
Principal Window (mths.)	242-351	61-225	37-125	38-81	39-58
Last Principal Payment Date	Dec 2033	Jun 2023	Feb 2015	Jun 2011	Jul 2009

Class M-9 (% of PRICING SPEED)
ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	25.50	10.35	5.56	3.98	3.37
Principal Window (mths.)	242-348	61-208	37-114	38-74	37-53
Last Principal Payment Date	Sep 2033	Jan 2022	Mar 2014	Nov 2010	Feb 2009

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Pprospectus and the Prospectus Ssupplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Pprospectus and, if required, a Pprospectus Ssupplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus, and Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-3

$[623,360,000] (Approximate)

RAMC 2004-3 BREAK-EVEN ANALYSIS

FORWARDS

CLASS	CDR (%)	Coll Loss(%)	WAL (Yrs)
M-1	20.40	18.73	8.81
M-2	16.54	16.36	9.85
M-3	14.54	14.98	11.47
M-4	12.47	13.43	11.83
M-5	11.09	12.31	13.05
M-6	9.64	11.06	13.27
M-7	8.68	10.18	14.41
M-8	7.67	9.22	14.44
M-9	6.90	8.45	14.86

FORWARDS + 100

CLASS	CDR (%)	Coll Loss(%)	WAL (Yrs)
M-1	20.05	18.53	8.87
M-2	16.25	16.17	9.93
M-3	14.28	14.79	11.55
M-4	12.23	13.24	11.90
M-5	10.87	12.13	13.15
M-6	9.44	10.88	13.37
M-7	8.48	10.00	14.47
M-8	7.48	9.03	14.61
M-9	6.70	8.25	14.81

Assumptions

1. Stepdown fail

2. 40% loss severity

3. 12 month lag

4. 1st dollar loss

5. Run at Pricing Speed

7. P&I Advance

8. Forward curves as of 09/07/2004

9. Deal settles 09/29/2004

10. Bonds are sold at par

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Pprospectus and the Prospectus Ssupplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Pprospectus and, if required, a Pprospectus Ssupplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus, and Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-3

$[623,360,000] (Approximate)

DESCRIPTION OF THE COLLATERAL

TOTAL COLLATERAL

Collateral Summary (All numbers are approximate and subject to change)

Statistics are listed as of the Cut-off Date.

	Wtd. Avg. (if applicable)	Range (if applicable)

Number of Mortgage Loans:	2,657
Aggregate Current Principal Balance:	$409,790,141
Current Principal Balance:	$154,230	$22,321 - $748,703
Original Principal Balance:	$154,445	$22,400 - $750,000
1st Lien:	98.08%
Gross Coupon:	7.932%	5.290% - 12.040%
Remaining Term (months – Stated):	328	58 – 360
Adjustable Rate Loan Margin: (ARM Only)	7.572%	4.740% - 10.940%
Lifetime Maximum Interest Rate: (ARM Only)	15.289%	12.440% - 18.890%
Lifetime Minimum Interest Rate: (ARM Only)	8.289%	5.440% - 11.890%
Next Interest Rate Change Date: (ARM Only)	January 2007	June 2006 - September 2007
Seasoning (months):	1	0 – 4
Combined LTV:	77.38%	16.44% - 100.00%
Borrower FICO:*	630	449 - 882

* Excludes Zero Values

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Pprospectus and the Prospectus Ssupplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Pprospectus and, if required, a Pprospectus Ssupplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus, and Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-3

$[623,360,000] (Approximate)

TOTAL COLLATERAL

Original Principal Balances of Mortgage Loans

Range ($)	Number of Loans	Aggregate Original Principal Balance	% of Aggregate Original Principal Balance
0.01 - 25,000.00	17	$422,400.00	0.10%
25,000.01 - 50,000.00	215	8,897,558.00	2.17
50,000.01 - 75,000.00	339	21,114,071.00	5.15
75,000.01 - 100,000.00	389	34,201,912.00	8.33
100,000.01 - 125,000.00	339	38,021,036.30	9.27
125,000.01 - 150,000.00	303	41,630,626.44	10.14
150,000.01 - 175,000.00	225	36,499,707.65	8.89
175,000.01 - 200,000.00	178	33,472,882.00	8.16
200,000.01 - 225,000.00	146	31,044,542.50	7.57
225,000.01 - 250,000.00	93	22,205,284.00	5.41
250,000.01 - 275,000.00	80	21,030,470.00	5.12
275,000.01 - 300,000.00	77	22,185,500.00	5.41
300,000.01 - 333,700.00	75	23,720,119.00	5.78
333,700.01 - 350,000.00	39	13,308,770.00	3.24
350,000.01 - 500,000.00	116	47,412,625.00	11.55
500,000.01 -1,000,000.00	26	15,192,500.00	3.70
Total:	2,657	$410,360,003.89	100.00%

Principal Balances of Mortgage Loans as of Cutoff Date

Range ($)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
0.01 - 25,000.00	18	$445,134.23	0.11%
25,000.01 - 50,000.00	216	8,948,521.33	2.18
50,000.01 - 75,000.00	337	20,978,171.87	5.12
75,000.01 - 100,000.00	391	34,350,735.89	8.38
100,000.01 - 125,000.00	339	38,004,173.60	9.27
125,000.01 - 150,000.00	302	41,465,865.31	10.12
150,000.01 - 175,000.00	224	36,295,512.16	8.86
175,000.01 - 200,000.00	178	33,424,698.88	8.16
200,000.01 - 225,000.00	146	31,009,800.44	7.57
225,000.01 - 250,000.00	94	22,433,185.32	5.47
250,000.01 - 275,000.00	79	20,750,230.48	5.06
275,000.01 - 300,000.00	77	22,159,328.81	5.41
300,000.01 - 333,700.00	77	24,362,953.59	5.95
333,700.01 - 350,000.00	37	12,627,492.44	3.08
350,000.01 - 500,000.00	116	47,366,415.30	11.56
500,000.01 -1,000,000.00	26	15,167,921.53	3.70
Total:	2,657	$409,790,141.18	100.00%

Current Mortgage Rates of Mortgage Loans

Mortgage Rates (%)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
5.000 - 5.499	3	$583,157.50	0.14%
5.500 - 5.999	144	34,821,781.22	8.50
6.000 - 6.499	152	30,575,854.36	7.46
6.500 - 6.999	308	61,818,021.37	15.09
7.000 - 7.499	222	41,735,025.73	10.18
7.500 - 7.999	375	57,942,929.81	14.14
8.000 - 8.499	276	40,110,395.00	9.79
8.500 - 8.999	445	59,583,433.71	14.54
9.000 - 9.499	247	29,378,046.13	7.17
9.500 - 9.999	262	29,029,687.58	7.08
10.000 - 10.499	126	13,785,108.62	3.36
10.500 - 10.999	55	6,610,742.46	1.61
11.000 - 11.499	24	2,409,507.37	0.59
11.500 - 11.999	17	1,364,224.40	0.33
12.000 - 12.499	1	42,225.92	0.01
Total:	2,657	$409,790,141.18	100.00%

Original Term to Maturity of Mortgage Loans

Original Term (mos)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
0 - 180	470	$46,479,324.25	11.34%
181 - 240	139	16,753,433.60	4.09
241 - 360	2,048	346,557,383.33	84.57
Total:	2,657	$409,790,141.18	100.00%

Stated Remaining Term to Maturity of Mortgage Loans

Remaining Term (mos)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
0 - 60	2	$211,553.33	0.05%
61 - 120	79	5,581,231.92	1.36
121 - 180	389	40,686,539.00	9.93
181 - 240	139	16,753,433.60	4.09
241 - 300	110	15,181,321.94	3.70
301 - 360	1,938	331,376,061.39	80.86
Total:	2,657	$409,790,141.18	100.00%

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Pprospectus and the Prospectus Ssupplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Pprospectus and, if required, a Pprospectus Ssupplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus, and Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-3

$[623,360,000] (Approximate)

Seasoning of Mortgage Loans

Seasoning(mos)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
0 - 6	2,657	$409,790,141.18	100.00%
Total:	2,657	$409,790,141.18	100.00%

Combined Loan-to-Value Ratios of Mortgage Loans

Combined LTVs	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
0.01 - 25.00	15	$897,835.50	0.22%
25.01 - 30.00	19	1,893,447.22	0.46
30.01 - 35.00	30	2,988,187.56	0.73
35.01 - 40.00	47	5,014,235.25	1.22
40.01 - 45.00	45	5,198,551.64	1.27
45.01 - 50.00	77	9,616,504.38	2.35
50.01 - 55.00	82	10,996,311.84	2.68
55.01 - 60.00	112	16,953,406.67	4.14
60.01 - 65.00	189	30,048,153.27	7.33
65.01 - 70.00	253	39,601,575.56	9.66
70.01 - 75.00	300	46,022,788.74	11.23
75.01 - 80.00	547	80,462,553.50	19.64
80.01 - 85.00	275	43,137,824.22	10.53
85.01 - 90.00	309	51,400,755.11	12.54
90.01 - 95.00	130	25,169,297.42	6.14
95.01 - 100.00	227	40,388,713.30	9.86
Total:	2,657	$409,790,141.18	100.00%

Owner Occupancy of Mortgage Loans

Owner Occupancy	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Primary	2,439	$375,323,739.85	91.59%
Non-Owner Occupied	218	34,466,401.33	8.41
Total:	2,657	$409,790,141.18	100.00%

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Pprospectus and the Prospectus Ssupplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Pprospectus and, if required, a Pprospectus Ssupplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus, and Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-3

$[623,360,000] (Approximate)

Property Type of Mortgage Loans

Property Types	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Single Family	1,981	$281,590,228.36	68.72%
Two-Four Family	351	85,214,957.50	20.79
Condominium	95	12,946,543.70	3.16
Multi-Use	54	10,248,258.10	2.50
Five-Eight Family	52	10,124,460.02	2.47
Mobile Home	124	9,665,693.50	2.36
Total:	2,657	$409,790,141.18	100.00%

Loan Purpose of Mortgage Loans

Loan Purpose	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Cash Out Refinance	1260	$192,513,365.21	46.98%
Debt Consolidation	860	129,277,528.06	31.55
Purchase	276	52,317,509.07	12.77
Rate/Term Refinance	261	35,681,738.84	8.71
Total:	2,657	$409,790,141.18	100.00%

Document Type of Mortgage Loans

Document Type	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Full	2,092	$304,614,660.46	74.33%
No Income Verification	294	59,373,791.95	14.49
Limited	162	29,642,147.27	7.23
Stated Income	109	16,159,541.50	3.94
Total:	2,657	$409,790,141.18	100.00%

Product Type of Mortgage Loans

Product Type	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Fixed Rate	2,085	$322,759,678.46	78.76%
3/27 Arms	296	44,796,049.31	10.93
2/28 Arms	276	42,234,413.41	10.31
Total:	2,657	$409,790,141.18	100.00%

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Pprospectus and the Prospectus Ssupplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Pprospectus and, if required, a Pprospectus Ssupplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus, and Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-3

$[623,360,000] (Approximate)

Geographical Distribution of Mortgages Loans

State	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
New York	555	$134,264,474.00	32.76%
New Jersey	222	37,978,288.38	9.27
Florida	221	27,514,303.98	6.71
Virginia	155	20,165,849.78	4.92
Massachusetts	94	20,114,089.29	4.91
Illinois	139	19,950,171.78	4.87
Pennsylvania	179	18,173,336.51	4.43
North Carolina	133	14,498,142.51	3.54
Ohio	150	14,479,492.74	3.53
Maryland	77	11,383,897.22	2.78
Connecticut	72	10,909,438.68	2.66
Michigan	79	7,753,785.87	1.89
Rhode Island	42	7,716,113.24	1.88
California	43	7,370,422.57	1.80
Missouri	70	6,991,373.76	1.71
South Carolina	56	6,172,199.17	1.51
New Hampshire	32	4,905,133.32	1.20
Arizona	36	4,697,215.72	1.15
Georgia	40	4,682,401.24	1.14
Wisconsin	35	4,338,431.18	1.06
Other	227	25,731,580.24	6.28
Total:	2,657	$409,790,141.18	100.00%

Original Prepayment Term for Mortgage Loans

Original Prepayment Penalty Term (mos)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
No Penalty	678	$90,469,328.65	22.08%
12	510	123,598,369.44	30.16
24	189	25,999,892.14	6.34
30	31	5,688,348.95	1.39
36	1249	164,034,202.00	40.03
Total:	2,657	$409,790,141.18	100.00%

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Pprospectus and the Prospectus Ssupplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Pprospectus and, if required, a Pprospectus Ssupplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus, and Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-3

$[623,360,000] (Approximate)

Fico Scores of Mortgage Loans

Fico Scores	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Less than 500	56	$7,561,238.89	1.85%
500 - 525	152	19,494,063.42	4.76
526 - 550	195	26,306,243.59	6.42
551 - 575	297	40,106,743.06	9.79
576 - 600	328	46,414,594.32	11.33
601 - 625	347	54,975,102.36	13.42
626 - 650	374	60,305,379.90	14.72
651 - 675	308	49,323,713.71	12.04
676 - 700	237	43,025,391.91	10.50
701 - 725	145	23,590,099.89	5.76
726 - 750	93	16,643,325.81	4.06
751 - 775	66	12,622,374.48	3.08
776 - 800	28	4,781,517.45	1.17
801 - 825	20	3,269,850.71	0.80
Greater than 825	11	1,370,501.68	0.33
Total:	2,657	$409,790,141.18	100.00%

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Pprospectus and the Prospectus Ssupplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Pprospectus and, if required, a Pprospectus Ssupplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus, and Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-3

$[623,360,000] (Approximate)

DESCRIPTION OF THE COLLATERAL

FIXED RATE COLLATERAL

Collateral Summary (All numbers are approximate and subject to change)

Statistics are listed as of the Cut-off Date.

	Wtd. Avg. (if applicable)	Range (if applicable)

Number of Mortgage Loans:	2,085
Aggregate Current Principal Balance:	$322,759,678
Current Principal Balance:	$154,801	$22,321 - $700,000
Original Principal Balance:	$155,032	$22,400 - $700,000
1st Lien:	97.56%
Gross Coupon:	7.837%	5.290% - 12.040%
Remaining Term (months – Stated):	320	58 – 360
Seasoning (months):	1	0 - 4
Combined LTV:	76.93%	16.44% - 100.00%
Borrower FICO:*	639	449 - 882

* Excludes Zero Values

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Pprospectus and the Prospectus Ssupplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Pprospectus and, if required, a Pprospectus Ssupplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus, and Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-3

$[623,360,000] (Approximate)

FIXED RATE COLLATERAL

Original Principal Balances of Mortgage Loans

Range ($)	Number of Loans	Aggregate Original Principal Balance	% of Aggregate Original Principal Balance
0.01 - 25,000.00	17	$422,400.00	0.13%
25,000.01 - 50,000.00	178	7,264,478.00	2.25
50,000.01 - 75,000.00	257	15,987,956.00	4.95
75,000.01 - 100,000.00	304	26,724,237.00	8.27
100,000.01 - 125,000.00	266	29,841,595.30	9.23
125,000.01 - 150,000.00	233	32,028,433.45	9.91
150,000.01 - 175,000.00	169	27,345,638.00	8.46
175,000.01 - 200,000.00	139	26,129,832.00	8.08
200,000.01 - 225,000.00	109	23,222,042.50	7.18
225,000.01 - 250,000.00	78	18,644,814.00	5.77
250,000.01 - 275,000.00	69	18,124,320.00	5.61
275,000.01 - 300,000.00	68	19,590,250.00	6.06
300,000.01 - 333,700.00	58	18,363,219.00	5.68
333,700.01 - 350,000.00	31	10,574,770.00	3.27
350,000.01 - 500,000.00	86	35,617,275.00	11.02
500,000.01 -1,000,000.00	23	13,361,000.00	4.13
Total:	2,085	$323,242,260.25	100.00%

Principal Balances of Mortgage Loans as of Cutoff Date

Range ($)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
0.01 - 25,000.00	18	$445,134.23	0.14%
25,000.01 - 50,000.00	179	7,316,370.53	2.27
50,000.01 - 75,000.00	255	15,856,638.54	4.91
75,000.01 - 100,000.00	306	26,879,363.90	8.33
100,000.01 - 125,000.00	266	29,831,635.27	9.24
125,000.01 - 150,000.00	231	31,722,358.01	9.83
150,000.01 - 175,000.00	169	27,300,117.05	8.46
175,000.01 - 200,000.00	139	26,088,227.79	8.08
200,000.01 - 225,000.00	109	23,195,054.85	7.19
225,000.01 - 250,000.00	79	18,875,456.97	5.85
250,000.01 - 275,000.00	68	17,846,196.76	5.53
275,000.01 - 300,000.00	68	19,566,477.70	6.06
300,000.01 - 333,700.00	60	19,010,586.95	5.89
333,700.01 - 350,000.00	29	9,895,894.64	3.07
350,000.01 - 500,000.00	86	35,583,802.50	11.02
500,000.01 -1,000,000.00	23	13,346,362.77	4.14
Total:	2,085	$322,759,678.46	100.00%

Current Mortgage Rates of Mortgage Loans

Mortgage Rates (%)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
5.000 - 5.499	2	$430,317.39	0.13%
5.500 - 5.999	139	33,753,264.92	10.46
6.000 - 6.499	141	28,488,204.85	8.83
6.500 - 6.999	268	53,501,619.65	16.58
7.000 - 7.499	171	31,102,221.70	9.64
7.500 - 7.999	293	43,935,898.43	13.61
8.000 - 8.499	185	25,250,111.80	7.82
8.500 - 8.999	322	42,895,005.30	13.29
9.000 - 9.499	184	21,243,684.58	6.58
9.500 - 9.999	207	22,949,877.83	7.11
10.000 - 10.499	100	11,214,604.77	3.47
10.500 - 10.999	42	5,028,963.97	1.56
11.000 - 11.499	20	2,079,556.25	0.64
11.500 - 11.999	10	844,121.10	0.26
12.000 - 12.499	1	42,225.92	0.01
Total:	2,085	$322,759,678.46	100.00%

Original Term to Maturity of Mortgage Loans

Original Term (mos)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
0 - 180	464	$45,715,873.25	14.16%
181 - 240	136	16,469,001.62	5.10
241 - 360	1,485	260,574,803.59	80.73
Total:	2,085	$322,759,678.46	100.00%

Stated Remaining Term to Maturity of Mortgage Loans

Remaining Term (mos)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
0 - 60	2	$211,553.33	0.07%
61 - 120	79	5,581,231.92	1.73
121 - 180	383	39,923,088.00	12.37
181 - 240	136	16,469,001.62	5.10
241 - 300	109	15,053,464.46	4.66
301 - 360	1,376	245,521,339.13	76.07
Total:	2,085	$322,759,678.46	100.00%

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Pprospectus and the Prospectus Ssupplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Pprospectus and, if required, a Pprospectus Ssupplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus, and Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-3

$[623,360,000] (Approximate)

Seasoning of Mortgage Loans

Seasoning(mos)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
0 - 6	2,085	$322,759,678.46	100.00%
Total:	2,085	$322,759,678.46	100.00%

Combined Loan-to-Value Ratios of Mortgage Loans

Combined LTVs	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
0.01 - 25.00	13	$748,037.92	0.23%
25.01 - 30.00	17	1,695,275.25	0.53
30.01 - 35.00	27	2,761,209.99	0.86
35.01 - 40.00	36	3,859,114.04	1.20
40.01 - 45.00	42	4,925,744.33	1.53
45.01 - 50.00	67	8,376,528.23	2.60
50.01 - 55.00	63	8,944,550.47	2.77
55.01 - 60.00	90	13,911,322.97	4.31
60.01 - 65.00	148	23,798,699.30	7.37
65.01 - 70.00	188	30,542,037.05	9.46
70.01 - 75.00	233	36,379,483.49	11.27
75.01 - 80.00	409	61,296,154.15	18.99
80.01 - 85.00	214	33,384,609.92	10.34
85.01 - 90.00	259	43,313,649.31	13.42
90.01 - 95.00	98	18,761,712.02	5.81
95.01 - 100.00	181	30,061,550.02	9.31
Total:	2,085	$322,759,678.46	100.00%

Owner Occupancy of Mortgage Loans

Owner Occupancy	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Primary	1,928	$296,982,364.31	92.01%
Non-Owner	157	25,777,314.15	7.99
Total:	2,085	$322,759,678.46	100.00%

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Pprospectus and the Prospectus Ssupplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Pprospectus and, if required, a Pprospectus Ssupplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus, and Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-3

$[623,360,000] (Approximate)

Property Type of Mortgage Loans

Property Types	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Single Family	1,527	$219,662,643.75	68.06%
Two-Four Family	260	64,487,350.10	19.98
Multi-Use	54	10,248,258.10	3.18
Five-Eight Family	52	10,124,460.02	3.14
Mobile Home	124	9,665,693.50	2.99
Condominium	68	8,571,272.99	2.66
Total:	2,085	$322,759,678.46	100.00%

Loan Purpose of Mortgage Loans

Loan Purpose	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Cash Out Refinance	1012	$155,172,575.49	48.08%
Debt Consolidation	724	109,910,211.37	34.05
Purchase	144	28,911,534.19	8.96
Rate/Term Refinance	205	28,765,357.41	8.91
Total:	2,085	$322,759,678.46	100.00%

Document Type of Mortgage Loans

Document Type	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Full	1,692	$250,958,049.22	77.75%
No Income Verification	218	43,035,323.85	13.33
Limited	97	17,542,160.77	5.44
Stated Income	78	11,224,144.62	3.48
Total:	2,085	$322,759,678.46	10000.00%

Product Type of Mortgage Loans

Product Type	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Fixed	2,085	$322,759,678.46	100.00%
Total:	2,085	$322,759,678.46	100.00%

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Pprospectus and the Prospectus Ssupplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Pprospectus and, if required, a Pprospectus Ssupplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus, and Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-3

$[623,360,000] (Approximate)

Geographical Distribution of Mortgages Loans

State	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
New York	539	$129,996,808.10	40.28%
New Jersey	146	22,313,530.82	6.91
Florida	162	18,339,209.97	5.68
Virginia	126	16,327,789.18	5.06
North Carolina	127	13,967,919.34	4.33
Illinois	97	13,202,583.89	4.09
Pennsylvania	122	13,008,231.49	4.03
Massachusetts	51	9,923,129.04	3.07
Ohio	95	9,553,642.50	2.96
Connecticut	54	7,420,149.05	2.30
Maryland	53	7,177,695.04	2.22
California	40	6,858,583.24	2.12
Missouri	66	6,682,087.49	2.07
South Carolina	49	5,583,470.13	1.73
Michigan	54	5,512,864.00	1.71
Arizona	36	4,697,215.72	1.46
Wisconsin	31	3,783,683.63	1.17
Rhode Island	20	3,419,784.35	1.06
Other	217	24,991,301.48	7.74
Total:	2,085	$322,759,678.46	100.00%

Original Prepayment Penalty Term for Mortgage Loans

Original Prepayment Penalty Term (mos)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
No Penalty	468	$55,046,469.03	17.05%
12	495	120,259,359.08	37.26
24	5	637,972.80	0.20
30	31	5,688,348.95	1.76
36	1086	141,127,528.60	43.73
Total:	2,085	$322,759,678.46	100.00%

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Pprospectus and the Prospectus Ssupplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Pprospectus and, if required, a Pprospectus Ssupplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus, and Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-3

$[623,360,000] (Approximate)

Fico Scores of Mortgage Loans

Fico Scores	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Less than 500	24	$3,642,467.78	1.13%
500 - 525	72	9,282,521.40	2.88
526 - 550	119	16,548,203.32	5.13
551 - 575	201	27,078,238.16	8.39
576 - 600	255	35,368,883.86	10.96
601 - 625	278	44,835,527.11	13.89
626 - 650	317	49,757,424.97	15.42
651 - 675	271	43,753,778.33	13.56
676 - 700	215	37,543,574.22	11.63
701 - 725	131	20,335,891.55	6.30
726 - 750	87	15,235,980.02	4.72
751 - 775	60	11,261,908.35	3.49
776 - 800	25	4,023,648.27	1.25
801 - 825	19	2,721,129.44	0.84
Greater than 825	11	1,370,501.68	0.42
Total:	2,085	$322,759,678.46	100.00%

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Pprospectus and the Prospectus Ssupplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Pprospectus and, if required, a Pprospectus Ssupplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus, and Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-3

$[623,360,000] (Approximate)

DESCRIPTION OF THE COLLATERAL

ADJUSTABLE RATE COLLATERAL

Collateral Summary (All numbers are approximate and subject to change)

Statistics are listed as of the Cut-off Date.

	Wtd. Avg. (if applicable)	Range (if applicable)

Number of Mortgage Loans:	572
Aggregate Current Principal Balance:	$87,030,463
Current Principal Balance:	$152,151	$39,156 - $748,703
Original Principal Balance:	$152,304	$39,200 - $750,000
1st Lien:	100.00%
Gross Coupon:	8.287%	5.440% - 11.890%
Remaining Term (months – Stated):	356	178 - 360
Adjustable Rate Loan Margin:	7.572%	4.740% - 10.940%
Lifetime Maximum Interest Rate:	15.289%	12.440% - 18.890%
Lifetime Minimum Interest Rate:	8.289%	5.440% - 11.890%
Next Interest Rate Change Date:	January 2007	June 2006 – September 2007
Seasoning (months):	1	0 – 3
Combined LTV:	79.03%	22.06% - 100.00%
Borrower FICO:*	597	461 - 801

* Excludes Zero Values

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Pprospectus and the Prospectus Ssupplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Pprospectus and, if required, a Pprospectus Ssupplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus, and Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-3

$[623,360,000] (Approximate)

ADJUSTABLE RATE COLLATERAL

Original Principal Balances of Mortgage Loans

Range ($)	Number of Loans	Aggregate Original Principal Balance	% of Aggregate Original Principal Balance
25,000.01 - 50,000.00	37	$1,633,080.00	1.87%
50,000.01 - 75,000.00	82	5,126,115.00	5.88
75,000.01 - 100,000.00	85	7,477,675.00	8.58
100,000.01 - 125,000.00	73	8,179,441.00	9.39
125,000.01 - 150,000.00	70	9,602,192.99	11.02
150,000.01 - 175,000.00	56	9,154,069.65	10.51
175,000.01 - 200,000.00	39	7,343,050.00	8.43
200,000.01 - 225,000.00	37	7,822,500.00	8.98
225,000.01 - 250,000.00	15	3,560,470.00	4.09
250,000.01 - 275,000.00	11	2,906,150.00	3.34
275,000.01 - 300,000.00	9	2,595,250.00	2.98
300,000.01 - 333,700.00	17	5,356,900.00	6.15
333,700.01 - 350,000.00	8	2,734,000.00	3.14
350,000.01 - 500,000.00	30	11,795,350.00	13.54
500,000.01 -1,000,000.00	3	1,831,500.00	2.10
Total:	572	$87,117,743.64	100.00%

Principal Balances of Mortgage Loans as of Cutoff Date

Range ($)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
25,000.01 - 50,000.00	37	$1,632,150.80	1.88%
50,000.01 - 75,000.00	82	5,121,533.33	5.88
75,000.01 - 100,000.00	85	7,471,371.99	8.58
100,000.01 - 125,000.00	73	8,172,538.33	9.39
125,000.01 - 150,000.00	71	9,743,507.30	11.20
150,000.01 - 175,000.00	55	8,995,395.11	10.34
175,000.01 - 200,000.00	39	7,336,471.09	8.43
200,000.01 - 225,000.00	37	7,814,745.59	8.98
225,000.01 - 250,000.00	15	3,557,728.35	4.09
250,000.01 - 275,000.00	11	2,904,033.72	3.34
275,000.01 - 300,000.00	9	2,592,851.11	2.98
300,000.01 - 333,700.00	17	5,352,366.64	6.15
333,700.01 - 350,000.00	8	2,731,597.80	3.14
350,000.01 - 500,000.00	30	11,782,612.80	13.54
500,000.01 -1,000,000.00	3	1,821,558.76	2.09
Total:	572	$87,030,462.72	100.00%

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Pprospectus and the Prospectus Ssupplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Pprospectus and, if required, a Pprospectus Ssupplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus, and Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-3

$[623,360,000] (Approximate)

Current Mortgage Rates of Mortgage Loans

Mortgage Rates (%)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
5.000 - 5.499	1	$152,840.11	0.18%
5.500 - 5.999	5	1,068,516.30	1.23
6.000 - 6.499	11	2,087,649.51	2.40
6.500 - 6.999	40	8,316,401.72	9.56
7.000 - 7.499	51	10,632,804.03	12.22
7.500 - 7.999	82	14,007,031.38	16.09
8.000 - 8.499	91	14,860,283.20	17.07
8.500 - 8.999	123	16,688,428.41	19.18
9.000 - 9.499	63	8,134,361.55	9.35
9.500 - 9.999	55	6,079,809.75	6.99
10.000 - 10.499	26	2,570,503.85	2.95
10.500 - 10.999	13	1,581,778.49	1.82
11.000 - 11.499	4	329,951.12	0.38
11.500 - 11.999	7	520,103.30	0.60
Total:	572	$87,030,462.72	100.00%

Original Term to Maturity of Mortgage Loans

Original Term (mos)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
0 - 180	6	$763,451.00	0.88%
181 - 240	3	284,431.98	0.33
241 - 360	563	85,982,579.74	98.80
Total:	572	$87,030,462.72	100.00%

Stated Remaining Term to Maturity of Mortgage Loans

Remaining Term (mos)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
121 - 180	6	$763,451.00	0.88%
181 - 240	3	284,431.98	0.33
241 - 300	1	127,857.48	0.15
301 - 360	562	85,854,722.26	98.65
Total:	572	$87,030,462.72	100.00%

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Pprospectus and the Prospectus Ssupplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Pprospectus and, if required, a Pprospectus Ssupplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus, and Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-3

$[623,360,000] (Approximate)

Seasoning of Mortgage Loans

Seasoning(mos)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
0 - 6	572	$87,030,462.72	100.00%
Total:	572	$87,030,462.72	100.00%

Combined Loan-to-Value Ratios of Mortgage Loans

Combined LTVs	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
0.01 - 25,000.00	2	$149,797.58	0.17%
25.01 - 30.00	2	198,171.97	0.23
30.01 - 35.00	3	226,977.57	0.26
35.01 - 40.00	11	1,155,121.21	1.33
40.01 - 45.00	3	272,807.31	0.31
45.01 - 50.00	10	1,239,976.15	1.42
50.01 - 55.00	19	2,051,761.37	2.36
55.01 - 60.00	22	3,042,083.70	3.50
60.01 - 65.00	41	6,249,453.97	7.18
65.01 - 70.00	65	9,059,538.51	10.41
70.01 - 75.00	67	9,643,305.25	11.08
75.01 - 80.00	138	19,166,399.35	22.02
80.01 - 85.00	61	9,753,214.30	11.21
85.01 - 90.00	50	8,087,105.80	9.29
90.01 - 95.00	32	6,407,585.40	7.36
95.01 - 100.00	46	10,327,163.28	11.87
Total:	572	$87,030,462.72	100.00%

Owner Occupancy of Mortgage Loans

Owner Occupancy	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Primary	511	$78,341,375.54	90.02%
Non-Owner Occupied	61	8,689,087.18	9.98
Total:	572	$87,030,462.72	100.00%

Property Type of Mortgage Loans

Property Types	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Single Family	454	$61,927,584.61	71.16%
Two-Four Family	91	20,727,607.40	23.82
Condominium	27	4,375,270.71	5.03
Total:	572	$87,030,462.72	100.00%

Loan Purpose of Mortgage Loans

Loan Purpose	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Cash Out Refinance	248	$37,340,789.72	42.91%
Purchase	132	23,405,974.88	26.89
Debt Consolidation	136	19,367,316.69	22.25
Rate/Term Refinance	56	6,916,381.43	7.95
Total:	572	$87,030,462.72	100.00%

Document Type of Mortgage Loans

Document Type	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Full	400	$53,656,611.24	61.65%
No Income Verification	76	16,338,468.10	18.77
Limited	65	12,099,986.50	13.90
Stated Income	31	4,935,396.88	5.67
Total:	572	$87,030,462.72	100.00%

Product Type of Mortgage Loans

Product Type	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
2/28 Arms	276	$42,234,413.41	48.53%
3/27 Arms	296	44,796,049.31	51.47
Total:	572	$87,030,462.72	100.00%

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Pprospectus and the Prospectus Ssupplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Pprospectus and, if required, a Pprospectus Ssupplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus, and Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-3

$[623,360,000] (Approximate)

Geographical Distribution of Mortgages Loans

State	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
New Jersey	76	$15,664,757.56	18.00%
Massachusetts	43	10,190,960.25	11.71
Florida	59	9,175,094.01	10.54
Illinois	42	6,747,587.89	7.75
Pennsylvania	57	5,165,105.02	5.93
Ohio	55	4,925,850.24	5.66
Rhode Island	22	4,296,328.89	4.94
New York	16	4,267,665.90	4.90
Maryland	24	4,206,202.18	4.83
Virginia	29	3,838,060.60	4.41
Connecticut	18	3,489,289.63	4.01
Georgia	16	2,360,667.69	2.71
Michigan	25	2,240,921.87	2.57
New Hampshire	9	1,752,222.27	2.01
Minnesota	11	1,482,026.26	1.70
Maine	8	1,165,836.69	1.34
Other	62	6,061,885.77	6.97
Total:	572	$87,030,462.72	100.00%

Original Prepayment Penalty Term for Mortgage Loans

Original Prepayment Penalty Term	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
No Penalty	210	$35,422,859.62	40.70%
12	15	3,339,010.36	3.84
24	184	25,361,919.34	29.14
36	163	22,906,673.40	26.32
Total:	572	$87,030,462.72	100.00%

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Pprospectus and the Prospectus Ssupplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Pprospectus and, if required, a Pprospectus Ssupplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus, and Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-3

$[623,360,000] (Approximate)

Fico Scores of Mortgage Loans

Fico Scores	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
< 500	32	$3,918,771.11	4.50%
500 - 525	80	10,211,542.02	11.73
526 - 550	76	9,758,040.27	11.21
551 - 575	96	13,028,504.90	14.97
576 - 600	73	11,045,710.46	12.69
601 - 625	69	10,139,575.25	11.65
626 - 650	57	10,547,954.93	12.12
651 - 675	37	5,569,935.38	6.40
676 - 700	22	5,481,817.69	6.30
701 - 725	14	3,254,208.34	3.74
726 - 750	6	1,407,345.79	1.62
751 - 775	6	1,360,466.13	1.56
776 - 800	3	757,869.18	0.87
801 - 825	1	548,721.27	0.63
Total:	572	$87,030,462.72	100.00%

Margins of Mortgage Loans

Margins (%)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
4.500 - 4.999	2	$252,622.35	0.29%
5.000 - 5.499	6	1,289,610.84	1.48
5.500 - 5.999	23	4,529,341.08	5.20
6.000 - 6.499	41	8,189,285.73	9.41
6.500 - 6.999	58	11,624,387.92	13.36
7.000 - 7.499	89	15,578,753.29	17.90
7.500 - 7.999	121	18,858,830.75	21.67
8.000 - 8.499	92	10,761,169.22	12.36
8.500 - 8.999	65	8,185,647.62	9.41
9.000 - 9.499	42	4,684,514.12	5.38
9.500 - 9.999	17	1,563,852.17	1.80
10.000 - 10.499	8	841,094.33	0.97
10.500 - 10.999	8	671,353.30	0.77
Total:	572	$87,030,462.72	100.00%

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Pprospectus and the Prospectus Ssupplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Pprospectus and, if required, a Pprospectus Ssupplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus, and Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-3

$[623,360,000] (Approximate)

Next Rate Change Dates of Mortgage Loans

Next Rate Change Dates	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
June 2006	3	$330,894.30	0.38%
July 2006	116	18,360,160.69	21.10
August 2006	126	18,912,318.42	21.73
September 2006	31	4,631,040.00	5.32
July 2007	125	19,427,096.06	22.32
August 2007	125	18,150,825.26	20.86
September 2007	46	7,218,127.99	8.29
Total:	572	$87,030,462.72	100.00%

Maximum Mortgage Rates of Mortgage Loans

Maximum Mortgage Rates (%)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
12.000 - 12.499	1	$152,840.11	0.18%
12.500 - 12.999	5	1,068,516.30	1.23
13.000 - 13.499	11	2,087,649.51	2.40
13.500 - 13.999	40	8,316,401.72	9.56
14.000 - 14.499	51	10,632,804.03	12.22
14.500 - 14.999	82	14,007,031.38	16.09
15.000 - 15.499	90	14,619,783.20	16.80
15.500 - 15.999	124	16,928,928.41	19.45
16.000 - 16.499	63	8,134,361.55	9.35
16.500 - 16.999	55	6,079,809.75	6.99
17.000 - 17.499	26	2,570,503.85	2.95
17.500 - 17.999	13	1,581,778.49	1.82
18.000 - 18.499	4	329,951.12	0.38
18.500 - 18.999	7	520,103.30	0.60
Total:	572	$87,030,462.72	100.00%

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Pprospectus and the Prospectus Ssupplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Pprospectus and, if required, a Pprospectus Ssupplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus, and Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-3

$[623,360,000] (Approximate)

Minimum Mortgage Rates of Mortgage Loans

MinimumMortgage Rates (%)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
5.000 - 5.499	1	$152,840.11	0.18%
5.500 - 5.999	5	1,068,516.30	1.23
6.000 - 6.499	11	2,087,649.51	2.40
6.500 - 6.999	40	8,316,401.72	9.56
7.000 - 7.499	51	10,632,804.03	12.22
7.500 - 7.999	82	14,007,031.38	16.09
8.000 - 8.499	90	14,619,783.20	16.80
8.500 - 8.999	124	16,928,928.41	19.45
9.000 - 9.499	63	8,134,361.55	9.35
9.500 - 9.999	55	6,079,809.75	6.99
10.000 - 10.499	26	2,570,503.85	2.95
10.500 - 10.999	13	1,581,778.49	1.82
11.000 - 11.499	4	329,951.12	0.38
11.500 - 11.999	7	520,103.30	0.60
Total:	572	$87,030,462.72	100.00%

Initial Periodic Rate Caps of Mortgage Loans

Initial Periodic Rate Caps (%)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
3.000	572	$87,030,462.72	100.00%
Total:	572	$87,030,462.72	100.00%

Subsequent Periodic Rate Caps of Mortgage Loans

Subsequent Periodic Rate Caps (%)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
1.000	572	$87,030,462.72	100.00%
Total:	572	$87,030,462.72	100.00%

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Pprospectus and the Prospectus Ssupplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Pprospectus and, if required, a Pprospectus Ssupplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus, and Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.